                                                                     EXHIBIT 4.4


           ===========================================================


                 EASTERN ENVIRONMENTAL SERVICES, INC. as Issuer

                                       to

                 ___________________________________, as Trustee

                            SUBORDINATED INDENTURE



                      Dated as of _________________, 1998



                           Providing for Issuance of
                     Subordinated Debt Securities in Series



           ===========================================================

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

RECITALS..................................................................... 1

ARTICLE 1  DEFINITIONS AND OTHER PROVISIONSOF GENERAL APPLICATION............ 1
                Section 1.1.  Definitions.................................... 1
                Section 1.2.  Compliance Certificates and Opinions.......... 11
                Section 1.3.  Form of Documents Delivered to Trustee........ 12
                Section 1.4.  Acts of Holders............................... 13
                Section 1.5.  Notices, etc., to Trustee and Company......... 14
                Section 1.6.  Notice to Holders; Waiver..................... 15
                Section 1.7.  Headings and Table of Contents................ 16
                Section 1.8.  Successor and Assigns......................... 16
                Section 1.9.  Separability.................................. 16
                Section 1.10. Benefits of Indenture......................... 16
                Section 1.11. Incorporators, Stockholders, Officers and
                               Directors of the Company Exempt from
                               Individual Liability......................... 16
                Section 1.12. Governing Law; Conflict with
                               Trust Indenture Act.......................... 17
                Section 1.13. Legal Holidays................................ 17

ARTICLE 2  SECURITY FORMS................................................... 18
                Section 2.1.  Forms Generally............................... 18
                Section 2.2.  Form of Trustee's Certificate of
                               Authentication............................... 18
                Section 2.3.  Securities in Global Form..................... 19
                Section 2.4.  Form of Legend for Securities in
                               Global Form.................................. 19

ARTICLE 3  THE SECURITIES................................................... 20
                Section 3.1.  Amount Unlimited; Issuable in Series.......... 20
                Section 3.2.  Denominations................................. 24
                Section 3.3.  Execution, Authentication, Delivery and
                               Dating....................................... 24
                Section 3.4.  Temporary Securities.......................... 27
                Section 3.5.  Registration, Transfer and Exchange........... 28
                Section 3.6.  Replacement Securities........................ 32
                Section 3.7.  Payment of Interest; Interest
                               Rights Preserved............................. 33
                Section 3.8.  Persons Deemed Owners......................... 35
                Section 3.9.  Cancellation.................................. 36
                Section 3.10. Computation of Interest....................... 37
                Section 3.11. CUSIP Numbers................................. 37
                Section 3.12. Currency and Manner of Payment in Respect
                               of Securities................................ 37

ARTICLE 4  SATISFACTION, DISCHARGE AND DEFEASANCE........................... 37
                Section 4.1.  Termination of Company's Obligations Under
                               the Indenture................................ 37
                Section 4.2.  Application of Trust Funds.................... 39
                Section 4.3.  Applicability of Defeasance Provisions;
                               Company's Option to Effect Defeasance or
                               Covenant Defeasance.......................... 39
                Section 4.4.  Defeasance and Discharge...................... 39
                Section 4.5.  Covenant Defeasance........................... 40
                Section 4.6.  Conditions to Defeasance or Covenant
                               Defeasance................................... 40
                Section 4.7.  Deposited Money and Government Obligations
                               to Be Held in Trust.......................... 42
                Section 4.8.  Repayment to Company.......................... 42
                Section 4.9.  Indemnity for Government Obligations.......... 42
                Section 4.10. Reinstatement................................. 43

ARTICLE 5       DEFAULTS AND REMEDIES....................................... 43
                Section 5.1.  Events of Default............................. 43
                Section 5.2.  Acceleration; Rescission and Annulment........ 45
                Section 5.3.  Collection of Indebtedness and Suits for
                              Enforcement by Trustee........................ 45
                Section 5.4.  Trustee May File Proofs of Claim.............. 46
                Section 5.5.  Trustee May Enforce Claims Without
                                Possession of Securities.................... 47
                Section 5.6.  Delay or Omission Not Waiver.................. 47
                Section 5.7.  Waiver of Past Defaults....................... 47
                Section 5.8.  Control by Majority........................... 47
                Section 5.9.  Limitation on Suits by Holders................ 47
                Section 5.10. Rights of Holders to Receive Payment.......... 48
                Section 5.11. Application of Money Collected................ 48
                Section 5.12. Restoration of Rights and Remedies............ 49
                Section 5.13. Rights and Remedies Cumulative................ 49
                Section 5.14. Undertaking for Costs......................... 49
                Section 5.15. Waiver of Stay, Extension or
                               Usury Laws................................... 50

ARTICLE 6  THE TRUSTEE...................................................... 50
                Section 6.1.  Certain Duties and Responsibilities........... 50
                Section 6.2.  Notice of Defaults............................ 50
                Section 6.3.  Certain Rights of Trustee..................... 50
                Section 6.4.  Not Responsible for Recitals or
                               Issuance of Securities....................... 51
                Section 6.5.  May Hold Securities........................... 52

                Section 6.6.  Money Held in Trust........................... 52
                Section 6.7.  Compensation and Reimbursement................ 52
                Section 6.8.  Conflicting Interests......................... 52
                Section 6.9.  Corporate Trustee Required; Eligibility....... 52
                Section 6.10. Resignation and Removal;
                               Appointment of Successor..................... 53
                Section 6.11. Acceptance of Appointment by Successor........ 54
                Section 6.12. Merger, Conversion, Consolidation or
                               Succession to Business....................... 55
                Section 6.13. Preferential Collection of
                               Claims Against Company....................... 55
                Section 6.14. Appointment of Authenticating Agent........... 56

ARTICLE 7  CONSOLIDATION, MERGER OR SALE OF ASSETS BY THE COMPANY........... 57
                Section 7.1.  Consolidation, Merger or Sale of
                               Assets Permitted............................. 57

ARTICLE 8  SUPPLEMENTAL INDENTURES.......................................... 58
                Section 8.1.  Supplemental Indentures Without
                               Consent of Holders........................... 58
                Section 8.2.  Supplemental Indentures With
                               Consent of Holders........................... 60
                Section 8.3.  Compliance with Trust Indenture Act........... 61
                Section 8.4.  Execution of Supplemental Indentures.......... 61
                Section 8.5.  Effect of Supplemental Indentures............. 62
                Section 8.6.  Reference in Securities to
                               Supplemental Indentures...................... 62
                Section 8.7.  Notice of Supplemental Indentures............. 62

ARTICLE 9  COVENANTS........................................................ 62
                Section 9.1.  Payment of Principal, Premium, if
                               any, and Interest............................ 62
                Section 9.2.  Maintenance of Office or Agency............... 63
                Section 9.3.  Money for Securities Payments to Be Held in
                               Trust; Unclaimed Money....................... 64
                Section 9.4.  Corporate Existence........................... 65
                Section 9.5.  Annual Review Certificate..................... 65
                Section 9.6.  Waiver of Certain Covenants................... 65

ARTICLE 10 HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY................ 66
                Section 10.1. Company to Furnish Trustee Names and Addresses
                               of Holders................................... 66
                Section 10.2. Preservation of Information, Communications to
                               Holders...................................... 66
                Section 10.3. Reports by Trustee............................ 67
                Section 10.4. Reports by the Company........................ 67

ARTICLE 11 REDEMPTION....................................................... 68
                Section 11.1.  Applicability of Article..................... 68
                Section 11.2.  Election to Redeem; Notice to Trustee........ 68

                Section 11.3.  Selection of Securities to Be Redeemed....... 68
                Section 11.4.  Notice of Redemption......................... 69
                Section 11.5.  Deposit of Redemption Price.................. 70
                Section 11.6.  Securities Payable on Redemption Date........ 70
                Section 11.7.  Securities Redeemed in Part.................. 71

ARTICLE 12 SINKING FUNDS.................................................... 71
                Section 12.1.  Applicability of Article..................... 71
                Section 12.2.  Satisfaction of Sinking Fund
                                Payments with Securities.................... 72
                Section 12.3.  Redemption of Securities for
                                Sinking Fund................................ 72

ARTICLE 13 MEETINGS OF HOLDERS OF BEARER SECURITIES......................... 72
                Section 13.1.  Purposes for Which Meetings May
                                Be Called................................... 72
                Section 13.2.  Call, Notice and Place of Meetings........... 73
                Section 13.3.  Persons Entitled to Vote at Meetings......... 73
                Section 13.4.  Quorum; Action............................... 73
                Section 13.5.  Determination of Voting Rights; Conduct and
                                Adjournment of Meetings..................... 74
                Section 13.6.  Counting Votes and Recording
                                Action of Meetings.......................... 75

ARTICLE 14 CONVERSION OR EXCHANGE OF SECURITIES............................. 76
                Section 14.1.  Applicability of Article..................... 76
                Section 14.2.  Exercise of Conversion or
                                Exchange Privilege.......................... 76
                Section 14.3.  No Fractional Equity Securities.............. 77
                Section 14.4.  Adjustment of Conversion or Exchange Price;
                                Consolidation or Merger..................... 78
                Section 14.5.  Notice of Certain Corporate Actions.......... 79
                Section 14.6.  Reservation of Equity Securities............. 80
                Section 14.7.  Payment of Certain Taxes Upon Conversion or
                                Exchange.................................... 80
                Section 14.8.  Duties of Trustee Regarding
                                Conversion or Exchange...................... 80
                Section 14.9.  Repayment of Certain Funds Upon Conversion or
                                Exchange.................................... 80

ARTICLE 15 SUBORDINATION OF SECURITIES...................................... 81
                Section 15.1.  Securities Subordinate to Senior Debt........ 81
                Section 15.2.  Payment Over of Proceeds Upon
                                Dissolution, Etc............................ 81
                Section 15.3.  No Payment When Senior Debt in Default....... 82
                Section 15.4.  Certain Payments Permitted................... 83
                Section 15.5.  Subrogation to Rights of Holders
                                of Senior Debt.............................. 83
                Section 15.6.  Provisions Solely to Define
                                Relative Rights............................. 83
                Section 15.7.  Trustee to Effectuate Subordination.......... 84
                Section 15.8.  No Waiver of Subordination Provisions........ 84

                Section 15.9.  Notice to Trustee............................ 84
                Section 15.10. Reliance on Judicial Order or Certificate of
                                Liquidating Agent........................... 85
                Section 15.11. Trustee Not Fiduciary for Holders of
                                Senior Debt................................. 85
                Section 15.12. Rights of Trustee as Holder of Senior Debt;
                                Preservation of Trustee's Rights............ 85
                Section 15.13. Article Applicable to Paying Agents.......... 85
                Section 15.14. Defeasance of this Article 15................ 86

          SUBORDINATED INDENTURE (the "Indenture"), dated as of ___________, 1998, between EASTERN ENVIRONMENTAL SERVICES, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), having its principal office at 1000 Crawford Place, Suite 101, Mt. Laurel, New Jersey 08054 and _____________________, a national banking association, as Trustee (the "Trustee").

                                   RECITALS

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured Subordinated debentures, notes or other evidences of indebtedness ("Securities") to be issued in one or more series as herein provided.

          All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the Holders of the Securities:

                                   ARTICLE 1

                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

          Section 1.1 Definitions. (a) For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect in the United States of America from time to time; provided that when two or more principles are so generally accepted, it shall mean that set of principles consistent with those in use by the Company; and

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "Affiliate" of any specified Person means any Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent" means any Paying Agent or Registrar.

          "Authenticating Agent" means any person appointed by the Trustee pursuant to Section 6.13 to act on behalf of Trustee to authenticate Securities of one or more series.

          "Authorized Newspaper" means a newspaper of general circulation, in the official language of the country of publication or in the English language, customarily published on each Business Day whether or not published on Saturdays, Sundays or holidays. Whenever successive publications in an Authorized Newspaper are required hereunder they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

          "Bearer Security" means any Security issued hereunder which is payable to bearer.

          "Board" or "Board of Directors" means the Board of Directors of the Company, or any duly authorized committee thereof.

          "Board Resolution" means a copy of a resolution of the Board of Directors, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of the certificate, and delivered to the Trustee.

          "Business Day", when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities pursuant to
Section 3.1, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or particular location are authorized or obligated by law, regulation or executive order to close.

          "Capital Lease Obligation" of any Person means the obligation to pay rent or other payment amounts under a lease of (or other arrangements conveying the right to use) real or personal property of such Person which is required to be classified and accounted for as a capital lease or a liability on a balance sheet of such Person in accordance with generally accepted accounting principles. The stated maturity of such obligation shall be the date of the last payment of rent or any other amounts due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty. The principal amount of such obligation shall be the capitalized amount thereof that would appear on a balance sheet of such Person in accordance with generally accepted accounting principles.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Company" means the Person named as the Company in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter means such successor.

          "Company Order" and "Company Request" mean, respectively, a written order or request signed in the name of the Company by two Officers, one of whom must be the Chairman of the Board, the President, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, a Vice President, the Treasurer or the Secretary of the Company.

          "consent", "waive" and "rescind", when used with respect to the consent, waiver or rescission of or by the Holders of a specified percentage in aggregate principal amount of Securities of any series issuable as Bearer Securities, shall mean any of (i) a favorable vote with respect to such consent, waiver or rescission, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article 13, by the Holders of the applicable percentage in aggregate principal amount of such Securities specified in the third paragraph of Section 13.4; (ii) written consents, waivers or rescissions of or by the Holders of such specified percentage in aggregate principal amount of such Securities; and (iii) a combination of the favorable vote with respect to such consent, waiver or rescission, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article 13, by the Holders of less than the applicable percentage in aggregate principal amount of such Securities specified in the third paragraph of Section 13.4 and written consents, waivers or rescissions of other Holders of such Securities, where the sum of the percentage of such Holders so voting in favor and the percentage of such Holders signing such written consents, waivers or rescissions is equal to at least such specified percentage.

          "Corporate Trust Office" means an office of the Trustee in New York, New York at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at [_________________________] New York, New York [________], Attention: Corporate
Trust Administration.

          "currency unit" for all purposes of this Indenture shall include any composite currency, including, without limitation, ECU.

          "Debt" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business), (v) every Capital Lease Obligation of such Person, (vi) the maximum fixed redemption or repurchase price of Redeemable Interests of such Person at the time of determination, (vii) every net payment obligation of such Person under interest rate swap or similar agreements or foreign currency hedge, exchange or similar agreements at the time of determination and (viii) every obligation of the type referred to in Clauses (i) through (vii) of another Person and all dividends of another Person the payment of which, in either case, such Person has Guaranteed or for which such Person is responsible or liable, directly or indirectly, jointly or severally, as obligor, Guarantor or otherwise.

          "Default" means any event which is, or after notice or passage of time, or both, would be, an Event of Default.

          "Depositary", when used with respect to the Securities of or within any series issuable or issued in whole or in part in global form, means the Person designated as Depositary by the Company pursuant to Section 3.1(b) until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter shall mean or include each Person which is then a Depositary hereunder, and if at any time there is more than one such Person, shall be a collective reference to such Persons.

          "Dollar" means the currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

          "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

          "European Monetary System" means the European Monetary System established by the Resolution of December 5, 1978 of the Council of the European Communities.

          "Exchange Rate Certificate" means a certificate, signed by a Responsible Officer of the Trustee, setting forth (i) the applicable Market Exchange Rate or the applicable bid quotation and (ii) the Dollar amount of principal (and premium, if any) and interest, if any (on an aggregate basis and on the basis of a Security having the lowest denomination principal amount in the relevant currency or currency unit), that would be payable with respect to a Security of the applicable series on the basis of such Market Exchange Rate or the applicable bid quotation.

          "Foreign Currency" means any currency issued by the government of one or more countries other than the United States or by any recognized confederation or association of such governments.

          "Government Obligations" means securities which are (i) direct obligations of the United States or, if specified as contemplated by Section 3.1, the government which issued the currency in which the Securities of a particular series are payable, for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States or, if specified as contemplated by Section 3.1, such government which issued the foreign currency in which the Securities of a particular series are payable, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States or such other government, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation evidenced by such depository receipt.

          "Holder" means, with respect to a Bearer Security, a bearer thereof or of an interest coupon appertaining thereto and, with respect to a Registered Security, a Person in whose name a Security is registered on the Register.

          "Indenture" means this Subordinated Indenture as amended and restated hereby or as amended, waived or supplemented from time to time and shall include and incorporate by reference the forms and terms of particular series of Securities established as contemplated hereunder.

          "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

          "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after maturity, means interest payable after maturity and, when used with respect to any other Security, means the interest payable thereon in accordance with its terms.

          "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

          "Market Exchange Rate" means, unless otherwise specified with respect to any Securities pursuant to Section 3.1, (i) for a conversion of any currency unit into Dollars, the exchange rate between the relevant currency unit and Dollars calculated by the method specified pursuant to Section 3.1 for the Securities of the relevant series, and (ii) for a conversion of any Foreign Currency into Dollars, the applicable exchange rate between such Foreign Currency and Dollars set forth under the heading, "Currency Trading -- Exchange Rates" in the "Money & Investing" section of The Wall Street Journal (or in such other section of The Wall Street Journal in which foreign currency exchange rates may be regularly published from time to time) as of the most recent available date, in each case as determined by the Trustee. Unless otherwise specified with respect to any Securities pursuant to Section 3.1, in the event of the unavailability of any of the exchange rates provided for in the foregoing clauses (i) and (ii), the Trustee shall use the average of the quotations from at least three major banks acceptable to the Company in The City of New York (which may include any such bank acting as Trustee under this Indenture), or such other quotations as the Trustee and the Company shall deem appropriate.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Officer" means the Chairman of the Board, the President, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company.

          "Officers' Certificate", when used with respect to the Company, means a certificate signed by two Officers, one of whom must be the Chairman of the Board, the President, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, any Vice President, the Treasurer or the Secretary of the Company.

          "Opinion of Counsel" means a written opinion from the general counsel of the Company or other legal counsel who is reasonably acceptable to the Trustee. Such counsel may be an employee of or counsel to the Company.

          "Original Issue Discount Security" means any Security which provides for an amount less than the stated principal amount thereof to be due and payable upon declaration of acceleration of the Maturity thereof pursuant to
Section 5.2.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities, or portions thereof, for whose payment or redemption money or Government Obligations (as provided for in Section 4.6) in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and any interest coupons appertaining thereto, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provisions therefor satisfactory to the Trustee have been made;

          (iii) Securities, except to the extent provided in Sections 4.4 and 4.5, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article 4; and

          (iv)   Securities which have been replaced or paid pursuant to Section
     3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, or whether sufficient funds are available for redemption or for any other purpose, and for the purpose of making the calculations required by Section 313 of the Trust Indenture Act, (w) the principal amount of any Original Issue Discount Securities that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination, upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, (x) the principal amount of any Security denominated in a Foreign Currency that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the Dollar equivalent, determined as of the date such Security is originally issued by the Company as set forth in an Exchange Rate Certificate, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent as of such date of original issuance of the amount determined as provided in clause (w) above) of such Security, (y) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided with respect to such Security pursuant to Section 3.1, and (z) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the

Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of, premium, if any, interest, if any, and any other payments due on any Securities on behalf of the Company.

          "Periodic Offering" means an offering of Securities of a series from time to time the specific terms of which Securities, including, without limitation, the rate or rates of interest or formula or formulae for determining the rate or rates of interest thereon, if any, the Maturity thereof, the redemption provisions, if any, and any other terms specified as contemplated by
Section 3.1, with respect thereto, are to be determined by the Company upon the issuance of such Securities.

          "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, other entity, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment", when used with respect to the Securities of or within any series, means the place or places where the principal of, premium, if any, interest and any other payments due on such Securities are payable as specified as contemplated by Sections 3.1 and 9.2.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Redeemable Interest" of any Person means any equity security of or other ownership interest in such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or otherwise (including upon the occurrence of an event) matures or is required to be redeemed (pursuant to any sinking fund obligation or otherwise) or is convertible into or exchangeable for Debt or is redeemable at the option of the holder thereof, in whole or in part, at any time prior to the final Stated Maturity of the Securities.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, in whole or in part, means the price at which it is to be redeemed pursuant to this Indenture.

          "Registered Security" means any Security issued hereunder and registered as to principal and interest in the Register.

          "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of or within any series means the date specified for that purpose as contemplated by Section 3.1.

          "Responsible Officer", when used with respect to the Trustee, shall mean any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, any Trust Officer or Assistant Trust Officer, or any officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also shall mean, with respect to a particular corporate trust matter, any officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Security" or "Securities" has the meaning stated in the first recital of this Indenture and more particularly means a Security or Securities of the Company issued, authenticated and delivered under this Indenture.

     "Senior Debt" means, except as otherwise provided in a Prospectus Supplement relating to any series of Debt Securities, (i) all Debt of the Company (including Debt of others guaranteed by the Company) which is (a) for money borrowed or (b) evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses, (ii) every reimbursement obligation of the Company with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of the Company, (iii) every Capital Lease Obligation of the Company, (iv) every payment obligation of the Company under interest rate swap or similar agreements or foreign currency hedge, exchange or similar agreements at the time of determination, whether incurred on or prior to the date of the applicable Indenture or thereafter incurred, and (v) amendments, modifications, renewals, extensions, refinancings and refundings of any such Debt; provided, however, the following shall not constitute Senior Debt: (A) any Debt owed to a Person when such Person is a Subsidiary of the Company, (B) any Debt which by the terms of the instrument creating or evidencing the same is pari passu or subordinate in right of payment to the Subordinated Securities,
(C) any Debt incurred in violation of the applicable Indenture or (D) any Debt which is subordinate in right of payment in any respect to any other Debt of the Company. For purposes of this definition, "Debt" includes any obligation to pay principal, premium (if any), interest, penalties, reimbursement or indemnity amounts, fees and expenses (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company, whether or not a claim for post-petition interest is allowed in such proceeding).

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

          "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security or in an interest coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

          "Subsidiary" of any Person means any Person of which at least a majority of the outstanding voting securities having ordinary voting power for the election of directors or other governing body, or other ownership interests ordinarily constituting a majority voting interest, is owned or controlled, directly or indirectly, by such Person or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as amended and as in effect on the date of this Indenture, except as provided in Section 8.3; provided, however, that if the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Trustee" means the party named as such in the first paragraph of this Indenture until a successor Trustee replaces it pursuant to the applicable provisions of this Indenture, and thereafter means such successor Trustee and if, at any time, there is more than one Trustee, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of that series.

          "United States" means, unless otherwise specified with respect to the Securities of any series as contemplated by Section 3.1, the United States of America (including the States thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

          "U.S. Person" means, unless otherwise specified with respect to the Securities of any series as contemplated by Section 3.1, a citizen, national or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust, the income of which is subject to United States federal income taxation regardless of its source.

          "Vice President", when used with respect to the Company, means any Vice President of the Company whether or not designated by a number or a word or words added before or after the title "Vice President."

          (b) The following terms shall have the meanings specified in the Sections referred to opposite such term below:

                Term                                   Section
                ----                                   -------
               "Act"                                   1.4(a)
               "Bankruptcy Law"                        5.1

                Term                                   Section
                ----                                   -------
               "Common Stock"                         14.1(b)(i)
               "Company Securities Payment"           15.2
               "covenant defeasance"                   4.5
               "Custodian"                             5.1
               "Defaulted Interest"                    3.7(b)
               "defeasance"                            4.4
               "Equity Securities"                    14.1(b)
               "Events of Default"                     5.1
               "NASDAQ"                               14.3
               "Payment Blockage Period"              15.3
               "Preferred Stock"                      14.1(b)(ii)
               "Register"                              3.5
               "Registrar"                             3.5
               "Senior Non-Monetary Default"          15.3
               "Senior Payment Default"               15.3


          Section 1.2 Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act (including Section 314(c) of the Trust Indenture Act). Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer or officers of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 2.3, the last paragraph of Section 3.3 and Section 9.5) shall include:

          (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such condition or covenant has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          Section 1.3 Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or opinion or any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations as to such matters are erroneous.

          Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company, unless such officer or counsel, as the case may be, knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion is based are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Section 1.4 Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed (either physically or by means of a facsimile or an electronic transmission, provided, in the case of an electronic transmission, that it is transmitted through the facilities of a Depositary) by such Holders in person or by agent or proxy duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof pursuant to the third paragraph of Section 13.4, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article 13, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are received (either physically or by means of a facsimile or an electronic transmission, provided, in the case of an electronic transmission, that it is transmitted through the facilities of a Depositary) by the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or, in the case of Holders of Securities of a series issuable as Bearer Securities, so voting at such meeting. The Company and the Trustee may assume that any Act of a Holder has not been modified or revoked unless written notice to the contrary is received prior to the time that the action to which such Act relates has become effective. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities issuable as Bearer Securities shall be proved in the manner provided in Section 13.6.

          (b) The fact and date of the execution by any Person of any such instrument or writing and the authority of the Person executing the same may be proved in any manner which the Trustee deems sufficient.

          (c) The ownership of Bearer Securities may be proved by the production of such Bearer Securities or by a certificate executed by any trust company, bank, banker or other depository, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such trust company, bank, banker or other depository, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (i) another such certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, (ii) such Bearer Security is produced to the Trustee by some other Person, (iii) such Bearer Security is surrendered in exchange for a Registered Security or (iv) such Bearer Security is no longer Outstanding. The ownership of Bearer Securities may also be proved in any other manner which the Trustee deems sufficient.

          (d) The ownership of Registered Securities shall be proved by the Register.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and any interest coupons appertaining thereto and the Holder of every Security or interest coupon issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such Act is made upon such Security or interest coupon.

          (f) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders of Registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding Section 316(c) of the Trust Indenture Act, any such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such first solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of Registered Securities of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

          Without limiting the foregoing, a Holder entitled to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents, each of which may do so pursuant to such appointment with regard to all or any part of the principal amount of such Security to which such appointment relates.

          Section 1.5 Notices, etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Department, or at any other address previously furnished in writing to the Holders or the Company by the Trustee, or, with respect to notices by the Company, transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the following facsimile number:
     ________________ or to any other facsimile number previously furnished in writing to the Company by the Trustee, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, addressed to it at the address of the Company's principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company or, with respect to notices by the Trustee, transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the following facsimile number: _____________ or to any other facsimile number previously furnished in writing to the Trustee by the Company.

          Section 1.6 Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, (i) if any of the Securities affected by such event are Registered Securities, such notice to the Holders thereof shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at his or her address as it appears in the Register, within the time prescribed for the giving of such notice, and (ii) if any of the Securities affected by such event are Bearer Securities, notice to the Holders thereof shall be sufficiently given (unless otherwise herein or in the terms of such Bearer Securities expressly provided) if published once in an Authorized Newspaper in New York, New York, and in such other city or cities, if any, as may be specified as contemplated by Section 3.1. Such notices shall be deemed to have been given on the date of such mailing or publication.

          In any case where notice to Holders is given by mail or by publication, neither the failure to mail or publish such notice, nor any defect in any notice so mailed or published, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or of Bearer Securities. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

          If by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice as provided above, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. If it is impossible or, in the opinion of the Trustee, impracticable to give any notice by publication in the manner herein required, then such publication in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

          Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of suspension of regular mail service or any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute sufficient notification for every purpose hereunder.

          Section 1.7 Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          Section 1.8 Successor and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          Section 1.9 Separability. In case any provision of this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 1.10 Benefits of Indenture. Nothing in this Indenture or in the Securities, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          Section 1.11 Incorporators, Stockholders, Officers and Directors of the Company Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement of or contained in this Indenture or contained in any Security or interest coupon appertaining thereto, or for any claim based thereon or otherwise in respect thereof, or because of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, by the enforcement of any assessment or penalty, by any legal or equitable proceeding or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of the acceptance of, and as a part of the consideration for the execution of this Indenture and the issuance of, the Securities and any interest coupons appertaining thereto.

          Section 1.12 Governing Law; Conflict with Trust Indenture Act. THIS INDENTURE, THE SECURITIES AND ANY INTEREST COUPONS APPERTAINING THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Indenture is subject to the Trust Indenture Act and if any provision hereof limits, qualifies or conflicts with the Trust Indenture Act, the Trust Indenture Act shall control. Whether or not this Indenture is required to be qualified under the Trust Indenture Act, the provisions of the Trust Indenture Act required to be included in an indenture in order for such indenture to be so qualified shall be deemed to be included in this Indenture with the same effect as if such provisions were set forth herein and any provisions hereof which may not be included in an indenture which is so qualified shall be deemed to be deleted or modified to the extent such provisions would be required to be deleted or modified in an indenture so qualified.

          Section 1.13 Legal Holidays. In any case where any Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of any Security or interest coupon other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section), payment of principal, premium, if any, or interest need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on such date; provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be, if such amount is so paid on the next succeeding Business Day.

          Section 1.14 Moneys of Different Currencies to Be Segregated. The Trustee shall segregate all moneys, funds and accounts held by the Trustee hereunder in one currency from any moneys, funds and accounts held by the Trustee hereunder in one currency from any moneys, funds or accounts in any other currencies, notwithstanding any provision herein which would otherwise permit the Trustee to commingle such amounts.

          Section 1.15 Independence of Covenants. All covenants and agreements in this Indenture shall be given independent effect so that if a particular action or condition is not permitted by any such covenant, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

          Section 1.16 Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                                   ARTICLE 2

                                SECURITY FORMS

          Section 2.1 Forms Generally. The Securities of each series and the interest coupons, if any, to be attached thereto shall be in substantially such form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any applicable securities exchange, organizational document, governing instrument or law or as may, consistently herewith, be determined by the officers executing such Securities and interest coupons, if any, as evidenced by their execution of the Securities and interest coupons, if any. If temporary Securities of any series are issued as permitted by Section 3.4, the form thereof also shall be established as provided in the preceding sentence. If the forms of Securities and interest coupons, if any, of any series are established by, or by action taken pursuant to, a Board Resolution, a copy of the Board Resolution together with an appropriate record of any such action taken pursuant thereto, including a copy of the approved form of Securities or interest coupons, if any, shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 for the authentication and delivery of such Securities.

          Unless otherwise specified as contemplated by Section 3.1, Bearer Securities shall have interest coupons attached.

          The definitive Securities and interest coupons, if any, may be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner (or, if such Securities are listed on any securities exchange, any other manner permitted by the rules of such securities exchange), all as determined by the officers executing such Securities and interest coupons, if any, as evidenced by their execution of such Securities and interest coupons, if any.

          Section 2.2 Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication shall be in substantially the following form:

          This is one of the Securities of the series described in the within-mentioned Indenture.


                    ----------------------------------------,
                         as Trustee

                    By:
                       -------------------------------------
                         Authorized Signatory

          Section 2.3 Securities in Global Form. If Securities of or within a series are issuable in whole or in part in global form, any such Security may provide that it shall represent the aggregate or specified amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced or increased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby, shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company

Order to be delivered to the Trustee pursuant to Section 3.3 or 3.4. Subject to the provisions of Section 3.3, Section 3.4, if applicable, and Section 3.5, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. Any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 1.2 hereof and need not be accompanied by an Officers' Certificate or an Opinion of Counsel.

          The provisions of the last paragraph of Section 3.3 shall apply to any Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 1.2 hereof and need not be accompanied by an Officers' Certificate or an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last paragraph of Section 3.3.

          Notwithstanding the provisions of Section 2.1 and 3.7, unless otherwise specified as contemplated by Section 3.1, payment of principal of, premium, if any, and interest on any Registered Security in permanent global form shall be made to the registered holder thereof.

          Section 2.4 Form of Legend for Securities in Global Form. Any Security in global form authenticated and delivered hereunder shall bear a legend in substantially the following form or in such other form as may be specified in accordance with Section 3.1:

          "THIS SECURITY IS IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY."

                                   ARTICLE 3

                                THE SECURITIES

          Section 3.1 Amount Unlimited; Issuable in Series. (a) The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued from time to time in one or more series.

          (b) The following matters shall be established with respect to each series of Securities issued hereunder (i) by a Board Resolution, (ii) by action taken pursuant to a Board Resolution and (subject to Section 3.3) set forth, or determined in the manner provided, in an Officers' Certificate or (iii) in one or more indentures supplemental hereto:

          (1) the title of the Securities of the series (which title shall distinguish the Securities of the series from all other series of Securities);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (which limit shall not pertain to Securities authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.4, 3.5, 3.6, 8.6 or 11.7 or any Securities that, pursuant to Section 3.3, are deemed never to have been authenticated and delivered hereunder);

          (3) the date or dates on which the principal of and premium, if any, on the Securities of the series is payable or the method or methods of determination thereof;

          (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the method or methods of calculating such rate or rates of interest, the date or dates from which such interest shall accrue or the method or methods by which such date or dates shall be determined, the Interest Payment Dates on which any such interest shall be payable, the right, if any, of the Company to defer or extend an Interest Payment Date and, with respect to Registered Securities, the Regular Record Date, if any, for the interest payable on any Registered Security on any Interest Payment Date, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

          (5) the place or places where the principal of, premium, if any, and interest, if any, on Securities of the series shall be payable, any Registered Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange and notices and demands to or upon the Company in respect of the Securities of the series and this Indenture may be served and where notices to Holders pursuant to Section 1.6 will be published;

          (6) the period or periods within which, the price or prices at which, the currency or currencies (including currency unit or units) in which, and the other terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than as provided in Section 11.3, the manner in which the particular Securities of such series (if less than all Securities of such series are to be redeemed) are to be selected for redemption;

          (7) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or upon the happening of a specified event or at the option of a Holder thereof and the period or periods within which, the price or prices at which, the currency or currencies (including currency unit or units) in which, and the other terms and conditions upon which, Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (8) if other than denominations of $1,000 and any integral multiple thereof, if Registered Securities, and if other than denominations of $5,000 and any integral multiple thereof, if Bearer Securities, the denominations in which Securities of the series shall be issuable;

          (9) if other than Dollars, the currency or currencies (including currency unit or units) in which the principal of, premium, if any, and interest, if any, on the Securities of the series shall be payable, or in which the Securities of the series shall be denominated, and the particular provisions applicable thereto in accordance with, in addition to, or in lieu of the provisions of Section 3.12;

          (10) if the payments of principal of, premium, if any, or interest, if any, on the Securities of the series are to be made, at the election of the Company or a Holder, in a currency or currencies (including currency unit or units) other than that in which such Securities are denominated or designated to be payable, the currency or currencies (including currency unit or units) in which such payments are to be made, the terms and conditions of such payments and the manner in which the exchange rate with respect to such payments shall be determined, and the particular provisions applicable thereto in lieu of the provisions of Section 3.12;

          (11) if the amount of payments of principal of, premium, if any, and interest, if any, on the Securities of the series shall be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on a currency or currencies (including currency unit or units) other than that in which the Securities of the series are denominated or designated to be payable), the index, formula or other method by which such amounts shall be determined and any special voting or defeasance provisions in connection therewith;

          (12) if other than the principal amount thereof, the portion of the principal amount of such Securities of the series which shall be payable upon declaration of acceleration thereof pursuant to Section 5.2 or the method by which such portion shall be determined;

          (13) if other than as provided in Section 3.7, the Person to whom any interest on any Registered Security of the series shall be payable and the manner in which, or the Person to whom, any interest on any Bearer Securities of the series shall be payable;

          (14) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

          (15) any deletions from, modifications of or additions to the Events of Default set forth in Section 5.1 or covenants of the Company set forth in Article 9 pertaining to the Securities of the series;

          (16) under what circumstances, if any, and with what procedures and documentation the Company will pay additional amounts on the Securities and interest coupons, if any, of that series held by a Person who is not a U.S. Person (including any modification of the definition of such term) in respect of taxes, assessments or similar charges withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts (and the terms of any such option);

          (17) whether Securities of the series shall be issuable as Registered Securities or Bearer Securities (with or without interest coupons), or both, and any restrictions applicable to the offering, sale, transfer or delivery of Bearer Securities and, if other than as provided in Section 3.5, the terms upon which Bearer securities of a series may be exchanged for Registered Securities of the same series and vice versa;

          (18) the date as of which any Bearer Securities of the series and any temporary global Security representing Outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

          (19) the forms of the Securities and interest coupons, if any, of the series;

          (20) the applicability, if any, to the Securities and interest coupons, if any, of or within the series of Sections 4.4 and 4.5, or such other means of defeasance or covenant defeasance as may be specified for the Securities and interest coupons, if any, of such series, and whether, for the purpose of such defeasance or covenant defeasance, the term "Government Obligations" shall include obligations referred to in the definition of such term which are not obligations of the United States or an agency or instrumentality of the United States;

          (21) if other than the Trustee, the identity of the Registrar and any Paying Agent;

          (22) if the Securities of the series shall be issued in whole or in part in global form, (i) the Depositary for such global Securities, (ii) whether beneficial owners of interests in any Securities of the series in global form may exchange such interests for certificated Securities of such series, to be registered in the names of or to be held by such beneficial owners or their nominees and to be of like tenor of any authorized form and denomination, and (iii) if other than as provided in
     Section 3.5, the circumstances under which any such exchange may occur;

          (23) the designation of the Depositary;

          (24) any restrictions on the registration, transfer or exchange of the Securities;

          (25) if the Securities of the series may be issued or delivered (whether upon original issuance or upon exchange of a temporary Security of such series or otherwise), or any installment of principal or interest is payable, only upon receipt of certain certificates or other documents or satisfaction of other conditions in addition to those specified in this Indenture, the form and terms of such certificates, documents or conditions;

          (26) the terms and conditions of any right to convert or exchange Securities of the series into or for Equity Securities of the Company or other securities or property of the Company;

          (27) the relative degree, if any, to which the Securities of the series shall be senior to or be subordinated to other series of Securities in right of payment, whether such other series of Securities are Outstanding or not;

          (28) whether the Securities are secured or unsecured, and if unsecured, the Security and related terms in connection therewith; and

          (29) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture) including any terms which may be required by or advisable under United States laws or regulations or advisable (as determined by the Company) in connection with the marketing of Securities of the series.

          (c) All Securities of any one series and interest coupons, if any, appertaining thereto shall be substantially identical except as to denomination and except as may otherwise be provided (i) by a Board Resolution, (ii) by action taken pursuant to a Board Resolution and (subject to Section 3.3) set forth, or determined in the manner provided, in the related Officers' Certificate or (iii) in an indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series.

          (d) If any of the terms of the Securities of any series are established by action taken pursuant to a Board Resolution, a copy of such Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth, or providing the manner for determining, the terms of the Securities of such series, and an appropriate record of any action taken pursuant thereto in connection with the issuance of any Securities of such series shall be delivered to the Trustee prior to the authentication and delivery thereof.

          Section 3.2 Denominations. Unless otherwise provided as contemplated by Section 3.1, any Registered Securities of a series denominated in Dollars shall be issuable in denominations of U.S.$1,000 and any integral multiple thereof and any Bearer Securities of a series denominated in Dollars shall be issuable in the denomination of U.S.$5,000 and any integral multiple thereof. Securities denominated in a Foreign Currency shall be issuable in such denominations as are established with respect to such Securities in or pursuant to this Indenture.

          Section 3.3 Execution, Authentication, Delivery and Dating. Securities shall be executed on behalf of the Company by the Chairman of the Board, the President, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer or any Vice President of the Company, and need not be attested. The Company's seal shall be reproduced on the Securities. The signatures of any of these officers on the Securities may be manual or facsimile. The interest coupons, if any, of Bearer Securities shall bear the facsimile signature of the Chairman of the Board, the President, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer or any Vice President of the Company, and need not be attested.

          Securities and interest coupons bearing the manual or facsimile signatures of individuals who were at any time Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to be Officers prior to the authentication and delivery of such Securities or were not Officers at the date of such Securities.

          At any time and from time to time, the Company may deliver Securities, together with any interest coupons appertaining thereto, of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities to or upon the order of the Company (as set forth in such Company Order); provided, however, that, in the case of Securities of a series offered in a Periodic Offering, the Trustee shall authenticate and deliver such Securities from time to time in accordance with such other procedures (including, without limitation, the receipt by the Trustee of oral or electronic instructions from the Company or its duly authorized agents, promptly confirmed in writing) acceptable to the Trustee as may be specified by or pursuant to a Company Order delivered to the Trustee prior to the time of the first authentication of Securities of such series.

          If the form or terms of the Securities of a series have been established by or pursuant to one or more Board Resolutions or one or more indentures supplemental hereto as permitted by Sections 2.1 and 3.1, in authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to section 315(a) through (d) of the Trust Indenture Act) shall be fully protected in relying upon,

          (i)  an Opinion of Counsel stating:

          (1) if the form or forms of such Securities and any interest coupons have been established by or pursuant to a Board Resolution as permitted by
     Section 2.1, that such forms have been established in conformity with the provisions of this Indenture;

          (2) if the terms of such Securities and any interest coupons have been, or, in the case of Securities of a series offered in a Periodic Offering, will be, established by or pursuant to a Board Resolution as permitted by Section 3.1, that such terms have been, or, in the case of Securities of a series offered in a Periodic Offering, will be, established in conformity with the provisions of this Indenture, subject, in the case of Securities offered in a Periodic Offering, to any conditions specified in such Opinion of Counsel;

          (3) if the form or terms of such Securities have been established in an indenture supplemental hereto, that such supplemental indenture has been duly authorized, executed and delivered by the Company and, when duly authorized, executed and delivered by the Trustee, will constitute a legal, valid and binding obligation enforceable against the Company in accordance with its terms, subject to (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (ii) such other reasonable exceptions as may be specified in such Opinion of Counsel; and

          (4) that such Securities, together with any interest coupons appertaining thereto, when issued by the Company and authenticated and delivered by the Trustee in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and except further as enforcement thereof may be limited by (A) requirements that a claim with respect to any Securities denominated other than in Dollars (or a Foreign Currency or currency unit judgment in respect of such claim) be converted into Dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (B) governmental authority to limit, delay or prohibit the making of payments in Foreign Currencies or currency units or payments outside the United States, and (ii) such other reasonable exceptions as may be specified in such Opinion of Counsel; and

          (ii) an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the issuance of such Securities have been complied with and that, to the knowledge of the signers of such certificate, no Event of Default with respect to such Securities shall have occurred and be continuing.

          Notwithstanding that such form or terms have been so established, the Trustee shall have the right to decline to authenticate such Securities if, in the opinion of the Trustee (after consultation with counsel), the issue of such Securities pursuant to this Indenture will materially adversely affect the Trustee's own rights, duties or immunities under this Indenture or otherwise or if the Trustee determines that such authentication may not lawfully be made.

          Notwithstanding the provisions of Section 3.1 and of the two preceding paragraphs, if all of the Securities of any series are not to be issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.1 or the Company Order and Opinion of Counsel otherwise required pursuant to the two preceding paragraphs in connection with the authentication of each Security of such series if such documents, with appropriate modifications to cover such future issuances, are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

          With respect to Securities of a series offered in a Periodic Offering, the Trustee may rely, as to the authorization by the Company of any of such Securities, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and the other documents delivered pursuant to Sections 2.1 and 3.1 and this Section, as applicable, in connection with the first authentication of Securities of such series.

          If the Company shall establish pursuant to Section 3.1 that the Securities of a series are to be issued in whole or in part in global form, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more Securities in global form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by such Security or Securities in global form, (ii) shall be registered, if a Registered Security, in the name of the Depositary for such Security or Securities in global form or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction and (iv) shall bear the legend set forth in Section 2.4.

          Each Depositary designated pursuant to Section 3.1 for a Registered Security in global form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation. If requested by the Company, the Trustee shall enter into an agreement with a Depositary governing the respective duties and rights of such Depositary and the Trustee with regard to Securities issued in global form.

          Each Registered Security shall be dated the date of its authentication and each Bearer Security shall be dated as of the date specified pursuant to
Section 3.1.

          No Security or interest coupon appertaining thereto shall be entitled to any benefits under this Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of one of the authorized signatories of the Trustee or an Authenticating Agent and no interest coupon shall be valid until the Security to which it appertains has been so authenticated. Such signature upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered under this Indenture and is entitled to the benefits of this Indenture. Except as permitted by Section 3.6 or 3.7, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant interest coupons for interest then matured have been detached and cancelled.

          Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.9 together with a written statement (which need not comply with Section 1.2 hereof and need not be accompanied by an Officers' Certificate or an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

          Section 3.4 Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute and, upon Company Order, the Trustee shall authenticate and deliver temporary Securities of such series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor and form, with or without interest coupons, of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities and interest coupons, if any. In the case of Securities of any series, such temporary Securities may be in global form, representing all or a portion of the Outstanding Securities of such series.

          Except in the case of temporary Securities in global form, each of which shall be exchanged in accordance with the provisions thereof, if temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company pursuant to Section 9.2 in a Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured interest coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations and of like tenor; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided, further, that no definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security unless such delivery shall occur only outside the United States. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series except as otherwise specified as contemplated by Section 3.1.

          Section 3.5 Registration, Transfer and Exchange. The Company shall cause to be kept at the Corporate Trust Office of the Trustee or in any office or agency to be maintained by the Company in accordance with Section 9.2 in a Place of Payment a register (the "Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and the registration of transfers of Registered Securities. The Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Trustee is hereby initially appointed "Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided.

          Upon surrender for registration of transfer of any Registered Security of any series at the office or agency maintained pursuant to Section 9.2 in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor and containing identical terms and provisions.

          Bearer Securities (except for any temporary global Bearer Securities) or any interest coupons appertaining thereto (except for interest coupons attached to any temporary global Bearer Security) shall be transferable by delivery.

          At the option of the Holder, Registered Securities of any series (except a Registered Security in global form) may be exchanged for other Registered Securities of the same series, of any authorized denominations, of a like aggregate principal amount and tenor and containing identical terms and provisions, upon surrender of the Registered Securities to be exchanged at such office or agency. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive. Unless otherwise specified as contemplated by Section 3.1, Bearer Securities may not be issued in exchange for Registered Securities.

          Unless otherwise specified as contemplated by Section 3.1, at the option of the Holder, Bearer Securities of such series may be exchanged for Registered Securities (if the Securities of such series are issuable in registered form) or Bearer Securities (if Bearer Securities of such series are issuable in more than one denomination and such exchanges are permitted by such series) of the same series, of any authorized denominations, of like aggregate principal amount and tenor and containing identical terms and conditions, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured interest coupons and all matured interest coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured interest coupon or coupons or matured interest coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing interest coupon or coupons, or the surrender of such missing interest coupon or interest coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing interest coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in
Section 9.2, interest represented by interest coupons shall be payable only upon presentation and surrender of those interest coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case any Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the interest coupon relating to such Interest Payment Date or proposed date of payment, as the case may be (or, if such interest coupon is so surrendered with such Bearer Security, such interest coupon shall be returned to the Person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such interest coupon, when due in accordance with the provisions of this Indenture.

          Notwithstanding anything herein to the contrary, the exchange of Bearer Securities for Registered Securities shall be subject to applicable laws and regulations in effect at the time of exchange. Neither the Company, the Trustee nor the Registrar shall exchange any Bearer Securities for Registered Securities if it has received an Opinion of Counsel that as a result of such exchange the Company would suffer adverse consequences under the United States Federal income tax laws and regulations then in effect and the Company has delivered to the Trustee a Company Order directing the Trustee not to make such exchanges thereafter, unless and until the Trustee receives a subsequent Company Order to the contrary. The Company shall deliver copies of such Company Order to the Registrar.

          Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in certificated form, a Security in global form representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such

Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

          If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 3.3, the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company prior to the resignation of the Depositary and, in any event, within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's designation of the Depositary pursuant to Section 3.1(b)(23) shall no longer be effective with respect to the Securities of such series and the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of certificated Securities of such series of like tenor, shall authenticate and deliver, Securities of such series of like tenor in certificated form, in authorized denominations and in an aggregate principal amount equal to the principal amount of the Security or Securities of such series of like tenor in global form in exchange for such Security or Securities in global form.

          The Company may at any time in its sole discretion determine that Securities issued in global form shall no longer be represented by such a Security or Securities in global form. In such event the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of certificated Securities of such series of like tenor, shall authenticate and deliver, Securities of such series of like tenor in certificated form, in authorized denominations and in an aggregate principal amount equal to the principal amount of the Security or Securities of such series of like tenor in global form in exchange for such Security or Securities in global form.

          If specified by the Company pursuant to Section 3.1 with respect to a series of Securities, the Depositary for such series may surrender a Security in global form of such series in exchange in whole or in part for Securities of such series in certificated form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

          (i) to each Person specified by such Depositary a new certificated Security or Securities of the same series of like tenor, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Security in global form; and

          (ii) to such Depositary a new Security in global form of like tenor in a denomination equal to the difference, if any, between the principal amount of the surrendered Security in global form and the aggregate principal amount of certificated Securities delivered to Holders thereof.

          Upon the exchange of a Security in global form for Securities in certificated form, such Security in global form shall be cancelled by the Trustee. Unless expressly provided with respect to the Securities of any series that such Security may be exchanged for Bearer Securities, Securities in certificated form issued in exchange for a Security in global form pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Security in global form, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

          Whenever any Securities are surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          All Securities issued upon any registration of transfer or upon any exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Registrar and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or for any exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or transfer or exchange of Securities, other than exchanges pursuant to Section 3.4 or 11.7 not involving any transfer.

          The Company shall not be required (i) to issue, register the transfer of, or exchange any Securities for a period beginning at the opening of business 15 days before any selection for redemption of Securities of like tenor and of the series of which such Security is a part and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of Securities of like tenor and of such series to be redeemed; (ii) to register the transfer of or exchange any Registered Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part; or (iii) to exchange any Bearer Security so selected for redemption, except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor; provided that such Registered Security shall be simultaneously surrendered for redemption.

          The foregoing provisions relating to registration, transfer and exchange may be modified, supplemented or superseded with respect to any series of Securities by a Board Resolution or in one or more indentures supplemental hereto.

          Section 3.6 Replacement Securities. If a mutilated Security or a Security with a mutilated interest coupon appertaining to it is surrendered to the Trustee, together with, in proper cases, such security or indemnity as may be required by the Company or the Trustee to save each of them harmless, the Company shall execute and the Trustee shall authenticate and deliver a replacement Registered Security, if such surrendered Security was a Registered Security, or a replacement Bearer Security with interest coupons corresponding to the interest coupons appertaining to the surrendered Security, if such surrendered Security was a Bearer Security, of the same series and date of maturity.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or Security with a destroyed, lost or stolen interest coupon and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or interest coupon has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen interest coupon appertains (with all appurtenant interest coupons not destroyed, lost or stolen), a replacement Registered Security, if such Holder's claim appertains to a Registered Security, or a replacement Bearer Security with interest coupons corresponding to the interest coupons appertaining to the destroyed, lost or stolen Bearer Security or the Bearer Security to which such lost, destroyed or stolen interest coupon appertains, if such Holder's claim appertains to a Bearer Security, of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding with interest coupons corresponding to the interest coupons, if any, appertaining to the destroyed, lost or stolen Security.

          In case any such mutilated, destroyed, lost or stolen Security or interest coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security or interest coupon, pay such Security or interest coupon; provided, however, that payment of principal of and any premium or interest on Bearer Securities shall, except as otherwise provided in Section 9.2, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 3.1, any interest on Bearer Securities shall be payable only upon presentation and surrender of the interest coupons appertaining thereto.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, its agents and counsel) connected therewith.

          Every new Security of any series with its interest coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen interest coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and its interest coupon, if any, or the destroyed, lost or stolen interest coupon, shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their interest coupons, if any, duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or interest coupons.

          Section 3.7 Payment of Interest; Interest Rights Preserved. (a) Unless otherwise provided as contemplated by Section 3.1, interest, if any, on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency maintained for such purpose pursuant to Section 9.2; provided, however, that at the option of the Company, interest on any series of Registered Securities that bear interest may be paid (i) by check mailed to the address of the Person entitled thereto as it shall appear on the Register of Holders of Securities of such series or (ii) at the expense of the Company, by wire transfer to an account maintained by the Person entitled thereto as specified in the Register of Holders of Securities of such series.

          Unless otherwise provided as contemplated by Section 3.1, (i) interest, if any, on Bearer Securities shall be paid only against presentation and surrender of the interest coupons for such interest installments as are evidenced thereby as they mature and (ii) original issue discount, if any, on Bearer Securities shall be paid only against presentation and surrender of such Securities; in either case at the office of a Paying Agent located outside the United States, unless the Company shall have otherwise instructed the Trustee in writing, provided that any such instruction for payment in the United States does not cause any Bearer Security to be treated as a "registration-required obligation" under United States laws and regulations. The interest, if any, on any temporary Bearer Security shall be paid, as to any installment of interest evidenced by an interest coupon attached thereto only upon presentation and surrender of such interest coupon and, as to other installments of interest, only upon presentation of such Security for notation thereon of the payment of such interest. If at the time a payment of principal of or interest, if any, on a Bearer Security or interest coupon shall become due, the payment of the full amount so payable at the office or offices of all the Paying Agents outside the United States is illegal or effectively precluded because of the imposition of exchange controls or other similar restrictions on the payment of such amount in Dollars, then the Company may instruct the Trustee in writing to make such payments at a Paying Agent located in the United States, provided that provision for such payment in the United States would not cause such Bearer

Security to be treated as a "registration-required obligation" under United States laws and regulations.

          (b) Unless otherwise provided as contemplated by Section 3.1, any interest on Securities of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date in the case of Registered Securities and upon presentation and surrender of the applicable interest coupon in accordance with the second paragraph of Section 3.7(a) in the case of Bearer Securities (herein called "Defaulted Interest"), shall forthwith cease to be payable to the Holders on the relevant Regular Record Date by virtue of their having been such Holders, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

          (1) In the case of Registered Securities, the Company may elect to make payment of such Defaulted Interest to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Registered Security and the date of the proposed payment, and shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause (1) provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of such Registered Securities at his or her address as it appears in the Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2) (x) In the case of Registered Securities, the Company may make payment of such Defaulted Interest to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a specified date in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Registered Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the

     Trustee of the proposed payment pursuant to this clause (2)(x), such manner of payment shall be deemed practicable by the Trustee; or (y) unless otherwise provided as contemplated by Section 3.1, in the case of Bearer Securities, the Company may make payment of Defaulted Interest on such Bearer Securities in any lawful manner not inconsistent with the requirements of any securities exchange on which such Bearer Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause (2)(y), such manner of payment shall be deemed practicable by the Trustee.

          (c) Subject to the foregoing provisions of this Section and Section 3.5, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          (d) Subject to the provisions of Section 14.2, in the case of any Registered Security which is converted or exchanged after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security the principal of (or premium, if any, on) which shall become due and payable, whether at a Stated Maturity or by declaration of acceleration, call for redemption, or otherwise, prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion or exchange and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Registered Security (or any one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted or exchanged, interest whose Stated Maturity is after the date of conversion or exchange of such Security shall not be payable.

          Section 3.8 Persons Deemed Owners. Unless otherwise provided as contemplated by Section 3.1, prior to due presentment of any Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.7) interest on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          Unless otherwise provided as contemplated by Section 3.1, the Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any interest coupon as the absolute owner of such Bearer Security or interest coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or interest coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          None of the Company, the Trustee or any agent of the Company or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. No holder of any beneficial interest in any Security in global form, held on its behalf by or through a Depositary, shall have any rights under this Indenture with respect to such Security in global form, and such Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the owner of such Security in global form for all purposes whatsoever. With respect to any Security in global form, nothing herein shall prevent the Company or the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any Depositary (or its nominee), as a Holder, with respect to such Security in global form or impair, as between such Depositary and owners of beneficial interests in such Security in global form, the operation of customary practices governing the exercise of the rights of such Depositary (or its nominee) as Holder of such Security in global form.

          Section 3.9 Cancellation. All Securities and interest coupons appertaining thereto, if any, surrendered for payment, redemption, conversion, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities, together with interest coupons appertaining thereto, if any, previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities, together with interest coupons appertaining thereto, if any, previously authenticated hereunder which the Company has not issued and sold, and all Securities and interest coupons so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 3.9, except as expressly permitted by this Indenture. All cancelled Securities and interest coupons held by the Trustee shall be disposed of in accordance with its customary procedures, and the Trustee shall thereafter deliver to the Company a certificate with respect to such disposition.

          Section 3.10 Computation of Interest. Except as otherwise specified as contemplated by Section 3.1, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

          Section 3.11 CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use and in addition to the other identification numbers printed on the Securities), and, in such case, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

          Section 3.12 Currency and Manner of Payment in Respect of Securities. Unless otherwise specified with respect to any Securities pursuant to Section 3.1, payment of the principal of, premium, if any, and interest, if any, on any Security of such series will be made in the currency or currencies or currency unit or units in which such Security is payable. The provisions of this Section
3.12 may be modified or superseded pursuant to Section 3.1 with respect to any Securities.

                                   ARTICLE 4

                    SATISFACTION, DISCHARGE AND DEFEASANCE

          Section 4.1  Termination of Company's Obligations Under the Indenture.
(a) This Indenture shall upon a Company Request cease to be of further effect with respect to Securities of or within any series and any interest coupons appertaining thereto (except as to (i) rights of registration, transfer or exchange of such Securities, (ii) rights of replacement of such Securities which may have been lost, stolen or mutilated as herein expressly provided for, (iii) rights of holders of Securities to receive payments of principal thereof and interest thereon, upon the Stated Maturity thereof (but not upon acceleration), and rights of the Holders to receive mandatory sinking fund payments, if any,
(iv) rights of holders of Securities to convert or exchange Securities, (v) rights, obligations, duties and immunities of the Trustee hereunder, (vi) any rights of the Holders of Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and (vii) the obligations of the Company under Section 9.2) and the Trustee, upon payment of all amounts due it under Section 6.7, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Securities and any interest coupons appertaining thereto when,

          (1) either (A) all such Securities previously authenticated and delivered and all interest coupons appertaining thereto (other than (i) such interest coupons appertaining to Bearer Securities surrendered in exchange for Registered Securities and maturing after such exchange, surrender of which is not required or has been waived as provided in
     Section 3.5, (ii) such Securities and interest coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6, (iii) such interest coupons appertaining to Bearer Securities called for redemption and maturing after the relevant Redemption Date, surrender of which has been waived as provided in Section 11.6 and
     (iv) such Securities and interest coupons for whose payment money in the currency or currencies or currency unit or units in which such Securities are payable has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 9.3) have been delivered to the Trustee for cancellation; or (B) all

     Securities of such series and, in the case of (i) or (ii) below, any interest coupons appertaining thereto not theretofore delivered to the Trustee for cancellation:

          (i)    have become due and payable, or

          (ii) will become due and payable at their Stated Maturity within one year, or

          (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and

          (iv) the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in the currency or currencies or currency unit or units in which the Securities of such series are payable, sufficient to pay and discharge the entire indebtedness on such Securities and such interest coupons not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest, with respect thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligation of the Company to the Trustee and any predecessor Trustee under
Section 6.7, the obligations of the Company to any Authenticating Agent under
Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.2, Section 9.2, the last paragraph of Section 9.3 and Section
10.2 shall survive.

          Section 4.2 Application of Trust Funds. Subject to the provisions of the last paragraph of Section 9.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the interest coupons appertaining thereto, if any, and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any and any interest for whose payment such money has been deposited with or received by the Trustee, but such money need not be segregated from other funds except as otherwise provided herein and except to the extent required by law.

          Section 4.3 Applicability of Defeasance Provisions; Company's Option to Effect Defeasance or Covenant Defeasance. Except as otherwise specified as contemplated by Section 3.1 for the Securities of any series, the provisions of Sections 4.3 through 4.9 inclusive, with such modifications thereto as may be specified pursuant to Section 3.1 with respect to any series of Securities, shall be applicable to the Securities and any interest coupons appertaining thereto.

          Section 4.4 Defeasance and Discharge. On and after the date on which the conditions set forth in Section 4.6 are satisfied with respect to the Securities of or within any series, the Company shall be deemed to have paid and been discharged from its obligations with respect to such Securities and any interest coupons appertaining thereto (hereinafter "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and any interest coupons appertaining thereto which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 4.7 and the other Sections of this Indenture referred to in clause (ii) of this Section, and to have satisfied all its other obligations under such Securities and any interest coupons appertaining thereto and this Indenture insofar as such Securities and any interest coupons appertaining thereto are concerned (and the Trustee, upon payment of all amounts due it under Section 6.7, at the expense of the Company, shall on a Company Order execute proper instruments acknowledging the same), except the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of such Securities and any interest coupons appertaining thereto to receive, solely from the trust funds described in Section 4.6(a) and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest, if any, on such Securities or any interest coupons appertaining thereto when such payments are due; (ii) the Company's obligations with respect to such Securities under Sections 3.5, 3.6, 9.2 and 9.3 and with respect to the payment of additional amounts, if any, payable with respect to such Securities as specified pursuant to Section 3.1(b)(16); (iii) the Company's obligations with respect to a conversion or exchange of such Securities; (iv) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (v) this Article 4. Subject to compliance with this Article 4, the Company may defease the Securities of any series and any interest coupons appertaining thereto under this Section 4.4 notwithstanding a prior covenant defeasance (as defined herein) under Section
4.5 with respect to such Securities and any interest coupons appertaining thereto. Following a defeasance, payment of such Securities may not be accelerated because of an Event of Default.

          Section 4.5 Covenant Defeasance. On and after the date on which the conditions set forth in Section 4.6 (other than Section 4.6(c)) are satisfied with respect to the Securities of or within any series, (i) the Company shall be released from its obligations under Sections 7.1 and 9.4 and, if specified pursuant to Section 3.1, its obligations under any other covenant, with respect to such Securities and any interest coupons appertaining thereto and (ii) the occurrence of any event specified in Sections 5.1(3) or 5.1(7) (with respect to any of the obligations described in clause (i) above) or 5.1(4) shall be deemed not to be or result in a Default or Event of Default (hereinafter, "covenant defeasance"), and such Securities and any interest coupons appertaining thereto shall thereafter be deemed to be not "Outstanding" for the purposes of any request, demand, authorization, direction, notice, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Section 7.1, or 9.4, such other covenant specified pursuant to Section 3.1, or Section 5.1(4), but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Securities and any interest coupons appertaining thereto, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 5.1(3), 5.1(4) or 5.1(7) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and any interest coupons appertaining thereto shall be unaffected thereby.

          Section 4.6 Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to application of Section 4.4 or Section 4.5 to any Securities of or within a series and any interest coupons appertaining thereto:

          (a) The Company shall have deposited or caused to be deposited irrevocably with the Trustee (or another trustee satisfying the requirements of Section 6.9 who shall agree to comply with, and shall be entitled to the benefits of, the provisions of Sections 4.3 through 4.9 inclusive and the last paragraph of Section 9.3 applicable to the Trustee, for purposes of such Sections also a "Trustee") as trust funds in trust for the purpose of making the payments referred to in clauses (x) and (y) of this Section 4.6(a), specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any interest coupons appertaining thereto, with written instructions to the Trustee as to the application thereof, (A) money in an amount (in such currency, currencies or currency unit or units in which such Securities and any interest coupons appertaining thereto are then specified as payable at Maturity), or (B) if Securities of such series are not subject to repayment at the option of Holders, Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment referred to in clause (x) or (y) of this Section 4.6(a), money in an amount or (C) a combination thereof in an amount, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants or a nationally recognized investment banking firm expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, (x) the principal of, premium, if any, and interest, if any, on such Securities and any interest coupons appertaining thereto on the Maturity of such principal or installment of principal or interest and (y) any mandatory sinking fund payments applicable to such Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and such Securities and any interest coupons appertaining thereto. Before such a deposit the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with
     Article 11 which shall be given effect in applying the foregoing.

          (b) No Default or Event of Default with respect to the Securities of that series shall have occurred or be continuing on the date of such a deposit or shall occur as a result of such a deposit or, insofar as Sections 5.1(5) and (6) are concerned, shall occur at anytime during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (c) In the case of an election under Section 4.4, the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel to the effect that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable U.S. Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities and any interest coupons appertaining thereto will not recognize income, gain or loss for U.S. Federal income tax purposes as a result of such defeasance and will be subject to U.S. Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred.

          (d) In the case of an election under Section 4.5, the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel to the effect that the Holders of such Securities and any interest coupons appertaining thereto will not recognize income, gain or loss for U.S. Federal income tax purposes as a result of such covenant defeasance and will be subject to U.S. Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit and covenant defeasance had not occurred.

          (e) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance under Section 4.4 or the covenant defeasance under Section 4.5 (as the case may be) have been complied with.

          (f) Such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company in connection therewith as contemplated by Section 3.1.

          (g) At the time of such deposit: (A) no Default in the payment of principal of (or premium, if any) or interest on any Senior Debt shall have occurred and be continuing or (B) no other Event of Default with respect to any Senior Debt shall have occurred and be continuing and shall have resulted in such Senior Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, or, in the case of either clause (A) or clause (B) above, each such Default or Event of Default shall have been cured or waived or shall have ceased to exist.

          Section 4.7 Deposited Money and Government Obligations to Be Held in Trust. Subject to the provisions of the last paragraph of Section 9.3, all money and Government Obligations (or other property as may be provided pursuant to Section 3.1) (including the proceeds thereof) deposited with the Trustee pursuant to Section 4.6 in respect of any Securities of any series and any interest coupons appertaining thereto shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and any interest coupons appertaining thereto and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities and any interest coupons appertaining thereto of all sums due and to become due thereon in respect of principal, premium, if any, and interest, if any, but such money need not be segregated from other funds except as provided herein and except to the extent required by law.

          Section 4.8 Repayment to Company. The Trustee (and any Paying Agent) shall promptly pay to the Company upon Company Request any excess money or securities held by them at any time.

          The provisions of the last paragraph of Section 9.3 shall apply to any money or securities held by the Trustee or any Paying Agent under this Article 4 that remain unclaimed for two years after the Maturity of any series of Securities for which money or securities have been deposited pursuant to Section 4.6(a).

          Section 4.9 Indemnity for Government Obligations. The Company shall pay, and shall indemnify the Trustee against, any tax, fee or other charge imposed on or assessed against Government Obligations deposited pursuant to this Article or the principal and interest and any other amount received on such Government Obligations.

          Section 4.10 Reinstatement. If the Trustee (or Paying Agent) is unable to apply any money or Government Obligations in accordance with Section
4.6 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated, with present and prospective effect, as though no deposit had occurred pursuant to Section 4.6, until such time as the Trustee (or Paying Agent) is permitted to apply all such money or Government Obligations in accordance with Section 4.6; provided, however, that if the Company makes any payment to the Trustee (or Paying Agent) of principal, premium, if any, or interest on any Security following the reinstatement of its obligations, the Trustee (or Paying Agent) shall promptly pay any such amount to the Holders of the Securities and the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money and Government Obligations held by the Trustee (or Paying Agent).

                                   ARTICLE 5

                             DEFAULTS AND REMEDIES

          Section 5.1 Events of Default. An "Event of Default" occurs with respect to the Securities of any series if (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) the Company defaults in the payment of interest on any Security of that series or any interest coupon appertaining thereto or any additional amount payable with respect to any Security of that series as specified pursuant to Section 3.1(b)(16) when the same becomes due and payable and such default continues for a period of 30 days;

          (2) the Company defaults in the payment of any installment of the principal of or any premium on any Security of that series when the same becomes due and payable at its Maturity;

          (3) the Company fails to comply with any of its agreements or covenants in, or any of the provisions of, this Indenture with respect to any Security of that series (other than an agreement, covenant or provision for which non-compliance is elsewhere in this Section specifically dealt with), and such non- compliance continues for a period of 90 days after there has been given, by registered or certified mail, return receipt requested, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of the series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

          (4) the Company defaults under any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any Debt (including this Indenture) having an aggregate principal amount outstanding of at least $25,000,000, whether such Debt now exists or shall hereafter be created, and, as a result of such default, such Debt shall become due and payable, whether by acceleration or otherwise, and such acceleration shall not be rescinded, annulled or cured within a period of 30 days after there has been given, by registered or certified mail, return receipt requested, to the Company by the Trustee or to the Company and the Trustee by the

     Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder (it being understood however, that the Trustee shall not be deemed to have knowledge of such default under such agreement or instrument unless a Responsible Officer of the Trustee shall have received written notice thereof from the Company, from any Holder, from the holder of any such Debt or from the trustee under any such agreement or other instrument); provided, however, that if such default under such mortgage, indenture or instrument is remedied or cured by the Company or waived by the holders of such Debt, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of such Holders;

          (5) the Company pursuant to or within the meaning of any Bankruptcy Law (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, (D) makes a general assignment for the benefit of its creditors or (E) admits in writing its inability generally to pay its debts as they become due;

          (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company in an involuntary case, (B) appoints a Custodian of the Company or for all or substantially all of its property, or (C) orders the liquidation of the Company, and such order or decree remains unstayed and in effect for 90 days; or

          (7) there occurs any other Event of Default provided as contemplated by Section 3.1 with respect to Securities of that series.

          The term "Bankruptcy Law" means Title 11, United States Bankruptcy Code of 1978, as amended, or any similar United States federal or state law relating to bankruptcy, insolvency, receivership, reorganization or relief of debtors or any amendment to, successor to or change in any such law. The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian, sequestrator or similar official under any Bankruptcy Law.

          Section 5.2 Acceleration; Rescission and Annulment. If an Event of Default with respect to the Securities of any series at the time Outstanding (other than an Event of Default specified in clause (5) or (6) of Section 5.1) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of all of the Outstanding Securities of that series, by written notice received by the Company (and, if given by the Holders, received by the Trustee), may declare the principal (or, if the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount as may be specified in the terms of that series) of and accrued interest, if any, on all the Securities of that series to be due and payable and upon any such declaration such principal (or, in the case of Original Issue Discount Securities or Indexed Securities, such specified amount) and interest, if any, shall be immediately due and payable, provided that the payment of principal and interest on such Securities shall remain subordinated to the extent provided in Article 15. If an Event of Default specified in clause
(5) or (6) of Section 5.1 with respect to the Securities of any series at the time Outstanding occurs and is continuing, then the principal (or, if the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount as may be specified in the terms of that series) of and accrued interest, if any, on all the Securities of that series shall ipso facto be immediately due and payable without any declaration or act on the part of the Trustee or any Holder of such Securities, provided that the payment of principal and interest on such Securities shall remain subordinated to the extent provided in Article 15.

          At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series, by written notice to the Trustee, may rescind and annul such declaration and its consequences if all existing Defaults and Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.7. No such rescission shall affect any subsequent default or impair any right consequent thereon.

          Section 5.3 Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if

          (1) default is made in the payment of any interest on any Security or interest coupon, if any, when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities or interest coupons, if any, the whole amount then due and payable on such Securities for principal, premium, if any, and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal, premium, if any, and on any overdue interest, at the rate or rates prescribed therefor in such Securities or interest coupons, if any, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including all amounts due the Trustee, its agents and counsel under Section 6.7.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

          If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to secure any other proper remedy, subject, however, to
Section 5.8.

          Section 5.4 Trustee May File Proofs of Claim. In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or interest coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder of a Security or interest coupon thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or interest coupon in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

          Section 5.5 Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto.

          Section 5.6 Delay or Omission Not Waiver. No delay or omission by the Trustee or any Holder of any Securities to exercise any right or remedy accruing upon an Event of Default shall impair any such right or remedy or constitute a waiver of or acquiescence in any such Event of Default.

          Section 5.7 Waiver of Past Defaults. The Holders of not less than a majority in aggregate principal amount of Outstanding Securities of any series by written notice to the Trustee may waive on behalf of the Holders of all Securities of such series and any interest coupons appertaining thereto a past Default or Event of Default with respect to that series and its consequences except (i) a Default or Event of Default in the payment of the principal of, premium, if any, or interest on any Security of such series or any interest coupon appertaining thereto or (ii) in respect of a covenant or provision hereof which pursuant to Article 8 cannot be amended or modified without the consent of the Holder of each Outstanding Security of such series affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          Section 5.8 Control by Majority. The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected (with each such series voting as a class) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it with respect to Securities of that series; provided, however, that (i) the Trustee may refuse to follow any direction that conflicts with any governmental rule or law or this Indenture, (ii) the Trustee may refuse to follow any direction that is unduly prejudicial to the rights of the Holders of Securities of such series not consenting, or that would in the good faith judgment of the Trustee have a substantial likelihood of involving the Trustee in personal liability without adequate indemnity having been offered therefor and (iii) subject to Section 6.1, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          Section 5.9 Limitation on Suits by Holders. No Holder of any Security of any series or any interest coupons appertaining thereto shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (1) the Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series have made a written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense to be, or which may be, incurred by the Trustee in pursuing the remedy;

          (4) the Trustee for 60 days after its receipt of such notice, request and the offer of indemnity has failed to institute any such proceedings; and

          (5) during such 60-day period, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series have not given to the Trustee a direction inconsistent with such written request.

          No one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

          Section 5.10 Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, but subject to Section 9.2, the right of any Holder of a Security or interest coupon to receive payment of principal of, premium, if any, and, subject to Sections 3.5 and 3.7, interest on the Security, on or after the respective due dates expressed in the Security (or, in case of redemption, on the Redemption Dates), the right of any Holder of an interest coupon to receive payment of interest due as provided in such interest coupon, or to bring suit for the enforcement of any such payment on or after such respective dates, and the right, if any, to convert or exchange such Security in accordance with Article 14, shall not be impaired or affected without the consent of such Holder.

          Section 5.11 Application of Money Collected. If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities and interest coupons, if any, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          First: to the Trustee for amounts due under Section 6.7;

          Second: to Holders of Securities and interest coupons in respect of which or for the benefit of which such money has been collected for amounts due and unpaid on such Securities for principal of, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, respectively; and

          Third: the balance, if any, to the Company.

          The Holders of each series of Securities denominated in ECU, any other currency unit or a Foreign Currency and any matured interest coupons relating thereto shall be entitled to receive a ratable portion of the amount determined by the Trustee by converting the principal amount Outstanding of such series of Securities and matured but unpaid interest on such series of Securities in the currency in which such series of Securities is denominated into Dollars at the Market Exchange Rate as of the date of declaration of acceleration of Maturity of the Securities.

          The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 5.11. At least 15 days before such record date, the Trustee shall mail to each Holder and the Company a notice that states the record date, the payment date and the amount to be paid.

          Section 5.12 Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          Section 5.13 Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 5.14 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, however, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.

          Section 5.15 Waiver of Stay, Extension or Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the principal, of, and premium, if any, or interest on the Securities contemplated herein or in the Securities or which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE 6

                                  THE TRUSTEE

          Section 6.1 Certain Duties and Responsibilities. The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          Section 6.2 Notice of Defaults. If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 5.1(3) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

          Section 6.3  Certain Rights of Trustee.  Subject to the provisions of
Section 6.1:

          (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

          (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (8) except with respect to Section 9.1, the Trustee shall have no duty to inquire as to the performance by the Company of the covenants set forth in Article 9 beyond its good faith review of any certificates or other notices received by it from the Company.

          Section 6.4 Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

          Section 6.5 May Hold Securities. The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company and any other obligor upon the Securities with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

          Section 6.6 Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

          Section 6.7  Compensation and Reimbursement.  The Company agrees

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          Section 6.8 Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

          Section 6.9 Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, has a combined capital and surplus of at least $50,000,000 and has its Corporate Trust Office located in the Borough of Manhattan, The City of New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          Section 6.10 Resignation and Removal; Appointment of Successor. No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

          The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

          If at any time:

          (1) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

          If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or

Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series. The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

          Section 6.11 Acceptance of Appointment by Successor. In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          Section 6.12 Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

          Section 6.13 Preferential Collection of Claims Against Company. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

          Section 6.14 Appointment of Authenticating Agent. The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to
Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.6 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.7.

          If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


               ---------------------------,
               As Trustee


               By:
                  ------------------------
                  As Authenticating Agent

               By:
                  ------------------------
                  Authorized Officer


                                   ARTICLE 7

             CONSOLIDATION, MERGER OR SALE OF ASSETS BY THE COMPANY

          Section 7.1 Consolidation, Merger or Sale of Assets Permitted. The Company shall not consolidate with or merge into, or sell, transfer, lease or otherwise dispose of its properties and assets as, or substantially as, an entirety to, any Person unless:

          (1) (A) the Company will be the surviving entity or (B) the Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, transfer, lease or other disposition shall have been made, is an entity organized and existing under the laws of the United States, any State thereof or the District of Columbia;

          (2) the Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, transfer, lease or other disposition shall have been made, expressly assumes by supplemental indenture all the obligations of the Company under the Securities and this Indenture, and the Securities and this Indenture will remain in full force and effect as so supplemented;

          (3) immediately after giving effect to such consolidation, merger, sale, transfer, lease or other disposition, no Default or Event of Default exists; and

          (4) with respect to any series of Securities, the Company satisfies such other conditions, if any, established pursuant to and in accordance with Section 3.1.

          The Company shall deliver to the Trustee prior to the proposed consolidation, merger, sale, transfer, lease or other disposition an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed consolidation, merger, sale, transfer, lease or other disposition and such supplemental indenture comply with this Indenture and that all conditions precedent to the consummation of such transaction under this Section 7.1 have been met.

          Upon any consolidation of the Company with, or merger of the Company into, any other Person or any sale, transfer, lease or other disposition of properties and assets of the Company as, or substantially as, an entirety in accordance with this Section 7.1, the successor Person formed by such consolidation or into which the Company is merged or to which such sale, transfer, lease or other disposition is made shall succeed to and be substituted for, and may exercise every right and power of, the Company hereunder and under the Securities and any interest coupons appertaining thereto with the same effect as if such successor Person had been named hereunder and thereunder and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                   ARTICLE 8

                            SUPPLEMENTAL INDENTURES

          Section 8.1 Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants and obligations of the Company herein and in the Securities and any interest coupons appertaining thereto; or

          (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

          (3) to add any additional Events of Default with respect to all or any series of Securities; or

          (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to facilitate the issuance or administration of Bearer Securities (including, without limitation, to provide that Bearer Securities may be registrable as to principal only) or to facilitate the issuance or administration of Securities in global form; or

          (5) to change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

          (6)  to secure the Securities; or

          (7) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.1; or

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11, or

          (9) if allowed without penalty under applicable laws and regulations, to permit payment in the United States (including any of the States thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction of principal, premium, if any, or interest, if any, on Bearer Securities or interest coupons, if any; or

          (10) to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect in any material respect the interests of the Holders of Securities of any series; or

          (11) to make provision not adverse to the Holders of Outstanding Securities of any series with respect to any conversion or exchange rights of Holders pursuant to the requirements of Article 14, including providing for the conversion or exchange of the Securities into any Equity Securities or property of the Company; or

          (12) to cure any ambiguity, correct any mistake or comply with any mandatory provision of law; or

          (13) to modify the provisions in Article 15 of this Indenture with respect to the subordination of Outstanding Securities of any series in a manner not adverse to the Holders thereof; or

          (14) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act or under any similar federal statute subsequently enacted, and to add to this Indenture such other provisions as may be expressly required under the Trust Indenture Act.

          Section 8.2 Supplemental Indentures With Consent of Holders. With the consent of the Holders of not less than a majority of the aggregate principal amount of the Outstanding Securities of all series adversely affected by such supplemental indenture (voting as one class), by Act of said Holders delivered to the Company, the Company and the Trustee may enter into an indenture or indentures supplemental hereto to add any provisions to or to change in any manner or eliminate any provisions of this Indenture or of any other indenture supplemental hereto or to modify in any manner the rights of the Holders of such Securities; provided, however, that without the consent of the Holder of each Outstanding Security affected thereby, an amendment under this Section may not:

          (1) change the Stated Maturity of the principal of, or premium, if any, on, or any installment of principal of or premium, if any, or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the manner in which the amount of any principal thereof or premium, if any, or interest thereon is determined or reduce the amount of the principal of any Original Issue Discount Security or Indexed Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or change the currency or currency unit in which any Securities or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 13.4 for quorum or voting;

          (3) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 9.2;

          (4) make any change that adversely affects any right to convert or exchange any Security to which the provisions of Article 14 are applicable or, except as provided in this Indenture, decrease the conversion or exchange rate or increase the conversion or exchange price of any such Security;

          (5) modify the provisions in Article 15 of this Indenture with respect to the subordination of Outstanding Securities of any series in a manner adverse to the Holders thereof; or

          (6) make any change in this Section 8.2 except to increase any percentage or to provide that certain other provisions of this Indenture cannot be modified or waived with the consent of the Holders of each Outstanding Security affected thereby.

          A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          It is not necessary under this Section 8.2 for the Holders to consent to the particular form of any proposed supplemental indenture, but it is sufficient if they consent to the substance thereof.

          Section 8.3 Compliance with Trust Indenture Act. Every amendment to this Indenture or the Securities of one or more series shall be set forth in a supplemental indenture that complies with the Trust Indenture Act as then in effect.

          Section 8.4 Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          Section 8.5 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes;

and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any interest coupon appertaining thereto shall be bound thereby.

          Section 8.6 Reference in Securities to Supplemental Indentures. Securities, including any interest coupons, of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities including any interest coupons of any series so modified as to conform, in the opinion of the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities including any interest coupons of such series.

          Section 8.7 Notice of Supplemental Indentures. Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 8.2, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in
Section 1.6, setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                                   ARTICLE 9

                                   COVENANTS

          Section 9.1 Payment of Principal, Premium, if any, and Interest. The Company covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of, premium, if any, and interest, together with additional amounts, if any, on the Securities of that series in accordance with the terms of the Securities of such series, any interest coupons appertaining thereto and this Indenture; provided, however, that amounts properly withheld under the Internal Revenue Code of 1986, as amended, by any Person from a payment to any Holder of Securities, after having requested such Holder to provide applicable information that would allow such Person to make such payment without withholding, shall be considered as having been paid by the Company to such Holder for purposes of this Indenture. An installment of principal, premium, if any, or interest shall be considered paid on the date it is due if there shall have been sent to the Trustee or Paying Agent by wire transfer, or if the Trustee or Paying Agent otherwise holds, on that date money designated for and sufficient to pay the installment.

          Section 9.2 Maintenance of Office or Agency. Unless otherwise specified as contemplated by Section 3.1, if Securities of a series are issued as Registered Securities, the Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. Unless otherwise specified as contemplated by Section 3.1, if Securities of a series are issuable as Bearer Securities, the Company will maintain, (i) subject to any laws or regulations applicable thereto, an office or agency in a Place of Payment for that series which is located outside the United States where Securities of that series and related interest coupons may be presented and surrendered for payment; provided, however, that if the Securities of that series are listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited, the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange, and (ii) subject to any laws or regulations applicable thereto, an office or agency in a Place of Payment for that series which is located outside the United States, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          Unless otherwise specified as contemplated by Section 3.1, no payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States, by check mailed to any address in the United States, by transfer to an account located in the United States or upon presentation or surrender in the United States of a Bearer Security or interest coupon for payment, even if the payment would be credited to an account located outside the United States; provided, however, that, if the Securities of a series are denominated and payable in Dollars, payment of principal of and any premium or interest on any such Bearer Security shall be made at the office of the Company's Paying Agent in the Borough of Manhattan, The City of New York, if (but only if) payment in Dollars of the full amount of such principal, premium or interest, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

          Unless otherwise specified as contemplated by Section 3.1, the Company may also from time to time designate one or more other offices or agencies where the Securities (including any interest coupons, if any) of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities (including any interest coupons, if any) of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          Unless otherwise specified as contemplated by Section 3.1, the Trustee shall initially serve as Paying Agent.

          Section 9.3 Money for Securities Payments to Be Held in Trust; Unclaimed Money. If the Company shall at any time act as its own Paying Agent with respect to any series of Securities and any interest coupons appertaining thereto, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for any series of Securities and any interest coupons appertaining thereto, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal, premium, if any, or interest on the Securities of that series; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the terms set forth in this Indenture; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of any principal of or premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security and interest coupon, if any, shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may in the name and at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment with respect to such series, or cause to be mailed to such Holder, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

          Section 9.4 Corporate Existence. Subject to Article 7, the Company will at all times do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises; provided that nothing in this Section 9.4 shall prevent the abandonment or termination of any right or franchise of the Company if it shall be determined that such abandonment or termination is desirable in the conduct of the business of the Company.

          Section 9.5 Annual Review Certificate. The Company covenants and agrees to deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, a certificate from the principal executive officer, principal financial officer or principal accounting officer of the Company stating that a review of the activities of the Company during such year and of performance under this Indenture has been made under his or her supervision and to the best of his or her knowledge, based on such review, the Company has fulfilled all of its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him or her and the nature and status thereof. For purposes of this Section 9.5, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

          Section 9.6 Waiver of Certain Covenants. Except as otherwise specified as contemplated by Section 3.1 for Securities of such series, the Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 3.1(15), 8.1(2) or 8.1(7) for the benefit of the Holders of such series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by act of such Holders in accordance with Section 1.4, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                  ARTICLE 10

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

          Section 10.1 Company to Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee:

          (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities of each series as of such Regular Record Date; and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses possessed by the Trustee in its capacity as Registrar.

          Section 10.2 Preservation of Information, Communications to Holders.
(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Registered Securities contained in the most recent list furnished to the Trustee as provided in
Section 10.1 and the names and addresses of Holders of Registered Securities received by the Trustee in its capacity as Registrar. The Trustee may destroy any list furnished to it as provided in Section 10.1 upon receipt of a new list so furnished.

          (b) The rights of Holders of Securities to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided in the Trust Indenture Act.

          (c) Every Holder of Securities and interest coupons appertaining thereto, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of information as to the names and addresses of the Holders of Securities made pursuant to the Trust Indenture Act.

          Section 10.3 Reports by Trustee. (a) The Trustee shall transmit to Holders of Securities such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act, at the times and in the manner provided pursuant thereto.

          (b) Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than [_________ ] in each calendar year, commencing with the first [__________ ] after the first issuance of Securities under this Indenture.

          (c) A copy of each such report shall, at the time of such transmission to Holders of Securities, be filed by the Trustee with each stock exchange upon which the Securities of any series may then be listed and also with the Commission. The Company will notify the Trustee whenever the Securities of any series are listed on any stock exchange.

          Section 10.4 Reports by the Company. (a) The Company shall file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or
Section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

          (b) The Company shall file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture, as may be required from time to time by such rules and regulations.

          (c) The Company shall transmit by mail to all Holders of Securities, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to Sections 10.4(a) and (b), as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE 11

                                  REDEMPTION

          Section 11.1 Applicability of Article. Securities (including interest coupons, if any) of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.

          Section 11.2 Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities, including interest coupons, if any, that, at the time of such election, may be redeemed at the option of the Company, shall be evidenced by or pursuant to a Board Resolution. In the case of any such redemption at the election of the Company of less than all the Securities or interest coupons, if any, of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

          Section 11.3 Selection of Securities to Be Redeemed. Unless otherwise specified as contemplated by Section 3.1, if less than all the Securities (including interest coupons, if any) of a series with the same terms are to be redeemed, the Trustee, not more than 45 days prior to the Redemption Date, shall select the Securities of the series to be redeemed in such manner as the Trustee shall deem fair and appropriate. The Trustee shall make the selection from Securities of the series that are Outstanding and that have not previously been called for redemption and may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities, including interest coupons, if any, of that series or any integral multiple thereof) of the principal amount of Securities, including interest coupons, if any, of such series of a denomination larger than the minimum authorized denomination for Securities of that series. The Trustee shall promptly notify the Company in writing of the Securities selected by the Trustee for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed. If the Company shall so direct, Securities registered in the name of the Company, any Affiliate or any Subsidiary thereof shall not be included in the Securities selected for redemption.

          For purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities (including interest coupons, if any) shall relate, in the case of any Securities (including interest coupons, if any) redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities (including interest coupons, if any) which has been or is to be redeemed.

          Section 11.4 Notice of Redemption. Unless otherwise specified as contemplated by Section 3.1, notice of redemption shall be given in the manner provided in Section 1.6 not less than 30 days nor more than 60 days prior to the Redemption Date to the Holders of the Securities to be redeemed.

          All notices of redemption shall state:

          (1)  the Redemption Date;

          (2)  the Redemption Price;

          (3) if less than all the Outstanding Securities of a series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Security or Securities to be redeemed;

          (4) the Place or Places of Payment where such Securities, together in the case of Bearer Securities with all interest coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price;

          (5) that Securities of the series called for redemption and all unmatured interest coupons, if any, appertaining thereto must be surrendered to the Paying Agent to collect the Redemption Price;

          (6) that, on the Redemption Date, the Redemption Price will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

          (7)  that the redemption is from a sinking fund, if such is the case;

          (8) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all interest coupons maturing subsequent to the Redemption Date or the amount of any such missing interest coupon or interest coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Company, the Trustee and any Paying Agent is furnished;

          (9)  the CUSIP number, if any, of the Securities;

          (10) if applicable, the conversion or exchange price, the date on which the right to convert or exchange the Securities (or portions thereof to be redeemed) will terminate and the place or places where such Securities may be surrendered for conversion or exchange; and

          (11) the procedures that a Holder must follow to surrender the Securities so to be redeemed.

          Notice of redemption of Securities to be redeemed shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

          Section 11.5 Deposit of Redemption Price. On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 9.3) an amount of money in the currency or currencies (including currency unit or units) in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.1 for the Securities of such series) sufficient to pay on the Redemption Date the Redemption Price of, and (unless the Redemption Date shall be an Interest Payment Date) interest accrued to the Redemption Date on, all Securities or portions thereof which are to be redeemed on that date.

          Unless any Security by its terms prohibits any redemption obligation from being satisfied by delivering and crediting Securities (including Securities redeemed otherwise than through a sinking fund), the Company may deliver such Securities to the Trustee for crediting of an amount equal to the then applicable Redemption Price for such Securities against such payment obligation in accordance with the terms of such Securities and this Indenture.

          Section 11.6 Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the interest coupons for any such interest appertaining to any Bearer Security so to be redeemed, except to the extent provided below, shall be void. Except as provided in the next succeeding paragraph, upon surrender of any such Security, including interest coupons, if any, for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States and its possessions (except as otherwise provided in Section 9.2) and, unless otherwise specified as contemplated by Section 3.1, only upon presentation and surrender of interest coupons for such interest; and provided, further, that, unless otherwise specified as contemplated by Section 3.1, installments of interest on Registered Securities that are due and payable on Interest Payment Dates that are on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of Section 3.7.

          If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant interest coupons maturing after the Redemption Date, such Bearer Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing interest coupons, or the surrender of such missing interest coupon or interest coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to the Trustee or any Paying Agent any such missing interest coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by interest coupons shall be payable only at an office or agency located outside of the United States (except as otherwise provided pursuant to Section 9.2) and, unless otherwise specified as contemplated by
Section 3.1, only upon presentation and surrender of those interest coupons.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

          Section 11.7 Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part at any Place of Payment therefor (with, if the Company or the Trustee so required, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his or her attorney duly authorized in writing), the Company shall execute and the Trustee shall authenticate and deliver to the Holder of that Security, without service charge, a new Security or Securities of the same series, having the same form, terms and Stated Maturity, in any authorized denomination equal in aggregate principal amount to the unredeemed portion of the principal amount of the Security surrendered.

                                  ARTICLE 12

                                 SINKING FUNDS

          Section 12.1 Applicability of Article. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

          Section 12.2 Satisfaction of Sinking Fund Payments with Securities. The Company (i) may deliver Outstanding Securities of a series (other than any previously called for redemption) together, in the case of Bearer Securities of such series, with all unmatured interest coupons appertaining thereto and (ii) may apply as a credit Securities of a series which have been (x) redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, (y) converted or exchanged pursuant to Article 14 or (z) previously delivered to the Trustee and cancelled without reissuance pursuant to Section 3.9, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

          Section 12.3 Redemption of Securities for Sinking Fund. Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 12.2 and stating the basis for such credit and that such Securities have not been previously so credited, and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.6 and 11.7.

                                  ARTICLE 13

                   MEETINGS OF HOLDERS OF BEARER SECURITIES

          Section 13.1 Purposes for Which Meetings May Be Called. A meeting of Holders of Securities of any series issuable as Bearer Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

          Section 13.2 Call, Notice and Place of Meetings. (a) The Trustee may at any time call a meeting of Holders of Securities of any series issuable as Bearer Securities for any purpose specified in Section 13.1, to be held at such time and at such place in The City of New York or in such other place as may be acceptable to the Company. Notice of every meeting of Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.6, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

          (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 33 1/3% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 13.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount specified, as the case may be, may determine the time and the place in The City of New York or such other place as may be acceptable to the Company for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (a) of this Section.

          Section 13.3 Persons Entitled to Vote at Meetings. To be entitled to vote at any meeting of Holders of Securities of any series issuable as Bearer Securities, a Person shall be (a) a Holder of one or more Outstanding Securities of such series, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

          Section 13.4 Quorum; Action. The Persons entitled to vote a majority in principal amount of the Outstanding Securities of the applicable series shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any such adjourned meeting shall be given as provided in Section 13.2(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened.

          At the reconvening of any meeting adjourned for a lack of a quorum pursuant to the preceding paragraph, the Persons entitled to vote 25% in principal amount of the Outstanding Securities of the applicable series at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Notice of the reconvening of a meeting adjourned for lack of a quorum shall state expressly the percentage of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

          At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by the proviso to Section 8.2) shall be effectively passed and decided if passed or decided by the Persons entitled to vote not less than the lesser of
(i) a majority in principal amount of Outstanding Securities of the applicable series and (ii) 66 2/3% in principal amount of Outstanding Securities of such series represented and voting at such meeting; provided, however, that any resolution with respect to any request, demand, authorization, direction, notice, consent, election, waiver or other Act which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the lesser of (i) the Holders of such specified percentage in principal amount of the Outstanding Securities of such series and (ii) a majority in principal amount of Outstanding Securities of such series represented and voting at such meeting or adjourned meeting.

          Any resolution passed or decisions taken at any meeting of Holders of Securities of any series issuable as Bearer Securities duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and interest coupons, whether or not present or represented at the meeting.

          In the event that any meeting shall be adjourned for lack of a quorum or that, at any meeting at which a quorum is present, any proposed resolution or decision shall not be passed or taken because the Holders of the percentage of Outstanding Securities of any series issuable as Bearer Securities needed to approve such resolution or decision did not vote in favor of such resolution or decision, the principal amount of Outstanding Securities of such series represented at such meeting and voting in favor of such resolution or decision may be counted for purposes of calculating whether the consent of the Holders of the percentage of Outstanding Securities of such series needed in order to make, give or take any request, demand, authorization, direction, notice, consent, election, waiver or other action has been obtained, and such vote shall constitute the consent thereto of such Holders.

          Section 13.5 Determination of Voting Rights; Conduct and Adjournment of Meetings. (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of any series issuable as Bearer Securities in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities of a series issuable as Bearer Securities shall be proved in the manner specified in
Section 1.4 and the appointment of any proxy shall be provided in the manner specified in Section 1.4 or by having the signature of the Person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by
Section 1.4 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.4 or other proof.

          (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman (which may be a Responsible Officer of the Trustee) of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities of a series as provided in Section 13.2(b), in which case the Company or the Holders of Securities of such series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

          (c) At any meeting each Holder of a Security or proxy shall be entitled to one vote for each U.S. $5,000 principal amount of Securities held or represented by him or her; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

          (d) Any meeting of Holders of Securities of a series issuable as Bearer Securities duly called pursuant to Section 13.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting, and the meeting may be held as so adjourned without further notice.

          Section 13.6 Counting Votes and Recording Action of Meetings. The vote upon any resolution submitted to any meeting of Holders of Securities of any series issuable as Bearer Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities held or represented by them. The permanent chairman of the meeting shall appoint an inspector of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting its verified written report of all votes cast at the meeting. A record of the proceedings of each meeting of Holders of Securities shall be prepared by the applicable secretary of the meeting and there shall be attached to said record the original report of the inspector of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 13.2 and, if applicable, Section 13.4. At least two copies of such record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one copy thereof shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                  ARTICLE 14

                     CONVERSION OR EXCHANGE OF SECURITIES

          Section 14.1 Applicability of Article.   (a) The provisions of this
Article 14 shall be applicable to the Securities of any series which are convertible or exchangeable into Equity Securities of the Company, and to the issuance of such Equity Securities upon the conversion or exchange of such Securities, except as otherwise specified as contemplated by Section 3.1 for the Securities of such series.

          (b) For purposes of this Article 14, the term "Equity Securities" shall mean all or any of the following, authorized from time to time: (i) the Company's Common Stock, $.01 par value (the "Common Stock"), (ii) the Company's Preferred Stock, $.01 par value (the "Preferred Stock"), and (iii) any other equity securities of the Company.

          Section 14.2 Exercise of Conversion or Exchange Privilege. (a) In order to exercise a conversion or exchange privilege, the Holder of a Security of a series with such privilege shall surrender such Security, together, in the case of any Bearer Security, with all unmatured interest coupons and any matured interest coupons in default appertaining thereto, to the Company at the office or agency maintained for that purpose pursuant to Section 9.2, accompanied by written notice to the Company that the Holder elects to convert or exchange such Security or a specified portion thereof. Such notice shall also state, if different from the name and address of such Holder, the name or names (with address) in which the certificate or certificates for Equity Securities which shall be issuable on such conversion or exchange shall be issued. Registered Securities surrendered for conversion or exchange shall (if so required by the Company or the Trustee) be duly endorsed by or accompanied by instruments of transfer in forms satisfactory to the Company and the Trustee duly executed by the registered Holder or its attorney duly authorized in writing.

          (b) Registered Securities so surrendered for conversion or exchange during the period from the close of business on any Regular Record Date to the opening of business on the corresponding Interest Payment Date (excluding Securities or portions thereof called for redemption during such period) shall also be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Security then being converted or exchanged, and such interest shall be payable to such registered Holder on such Interest Payment Date notwithstanding the conversion or exchange of such Security, subject to the provisions of
Section 3.7 relating to the payment of Defaulted Interest by the Company.

          (c) As promptly as practicable after the receipt of such notice and of any payment required pursuant to a Board Resolution and, subject to Section 3.3, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto setting forth the terms of such series of Security, and the surrender of such Security in accordance with such reasonable regulations as the Company may prescribe, the Company shall issue and shall deliver, at the office or agency at which such Security is surrendered, to such Holder or on its written order, a certificate or certificates for the number of Equity Securities issuable upon the conversion or exchange of such Security (or specified portion thereof), in accordance with the provisions of such Board Resolution, Officers' Certificate or supplemental indenture, and cash as provided therein in respect of any fractional share of such Equity Security otherwise issuable upon such conversion or exchange.

          (d) Such conversion or exchange shall be deemed to have been effected immediately prior to the close of business on the date on which such notice and such payment, if required, shall have been received in proper order for conversion or exchange by the Company and such Security shall have been surrendered as aforesaid and at such time the rights of the Holder of such Security as such Security Holder shall cease and the person or persons in whose name or names any certificate or certificates for Equity Securities of the Company shall be issuable upon such conversion or exchange shall be deemed to have become the Holder or Holders of record of the Equity Securities represented thereby. Except as set forth above and subject to paragraph (d) of Section 3.7, no payment or adjustment shall be made upon any conversion or exchange on account of any interest accrued on the Securities surrendered for conversion or exchange, or on account of any dividends on the Equity Securities of the Company issued upon such conversion or exchange if the record date for the payment of such dividends occurs prior to or on the date on which such conversion or exchange shall be deemed to have been effected.

          In the case of any Security which is converted or exchanged in part only, upon such conversion or exchange the Company shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities of the same series, of authorized denominations, in aggregate principal amount equal to the unconverted or unexchanged portion of such Security.

          Section 14.3 No Fractional Equity Securities. No fractional Equity Security of the Company shall be issued upon conversions or exchanges of Securities of any series. If more than one Security shall be surrendered for conversion or exchange at one time by the same Holder, the number of full shares of the Equity Security which shall be issuable upon conversion or exchange shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted hereby) so surrendered. If, except for the provisions of this Section 14.3, any Holder of a Security or Securities would be entitled to a fractional share of any Equity Security of the Company upon the conversion or exchange of such Security or Securities, or specified portions thereof, the Company shall pay to such Holder an amount in cash equal to the current market value of such fractional share computed, (i) if such Equity Security is listed or admitted to unlisted trading privileges on a national securities exchange, on the basis of the last reported sale price regular way on the principal exchange where such Equity Security is listed or admitted, on the last trading day prior to the date of conversion or exchange upon which such a sale shall have been effected, (ii) if such Equity Security is not at the time so listed or admitted on a national securities exchange but is quoted on the National Market System of the National Association of Securities Dealers, Inc. ("NASDAQ"), on the basis of the average of the bid and asked prices of such Equity Security on NASDAQ on the last trading day prior to the date of conversion or exchange, (iii) if such Equity Security is not at the time so listed or admitted to unlisted trading privileges on a national securities exchange or quoted on NASDAQ, on the basis of the average of the bid and asked prices of such Equity Security in the over-the- counter market, on the last trading day prior to the date of conversion or exchange, as reported by the National Quotation Bureau Incorporated or similar organization if the National Quotation Bureau Incorporated is no longer reporting such information, or (iv) in accordance with the terms of the supplemental indenture or Board Resolutions setting the terms of the Securities of such series. For purposes of this Section, "trading day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday other than any day on which the applicable Equity Security is not traded or quoted on a national securities exchange, or if the applicable Equity Security is not traded or quoted on a national securities exchange, on NASDAQ or the principal exchange or market on which the applicable Equity Security is traded or quoted.

          Section 14.4 Adjustment of Conversion or Exchange Price; Consolidation or Merger. The conversion or exchange price of Securities of any series that is convertible or exchangeable into an Equity Security of the Company shall be adjusted for any stock dividends, stock splits, reclassification, combinations or similar transactions, and the securities, assets or other property into or for which such Securities may be converted or exchanged as a result of any consolidation, merger, combination or similar transaction shall be determined, in accordance with the terms of the supplemental indenture or Board Resolutions setting the terms of the Securities of such series.

          Whenever the conversion or exchange price is adjusted, the Company shall compute the adjusted conversion or exchange price in accordance with the terms of the applicable Board Resolution or supplemental indenture and shall prepare an Officers' Certificate setting forth the adjusted conversion or exchange price and showing in reasonable detail the facts upon which such adjustment is based. Whenever the securities, assets or other property into or for which Securities of any series may be converted or exchanged are changed as a result of any consolidation, merger or similar transaction, the Company shall determine the nature and amount of such securities, assets or other property in accordance with the terms of the applicable Board Resolution or supplemental indenture and shall prepare an Officer's Certificate describing such securities, assets or other property and stating the amount of such securities, assets or other property into or for which such Securities have become convertible or exchangeable. Such certificates shall forthwith be filed at each office or agency maintained for the purpose of conversion or exchange of Securities pursuant to Section 9.2 and, if different, with the Trustee. The Company shall forthwith cause a notice setting forth the adjusted conversion or exchange price or describing such securities, assets or other property, as applicable, to be mailed, first class postage prepaid, to each Holder of Registered Securities of such series at its address appearing on the Register and to any conversion or exchange agent other than the Trustee.

          Section 14.5 Notice of Certain Corporate Actions. If any series of Securities which are directly or indirectly convertible or exchangeable for any Equity Securities are Outstanding, in case:

          (a) the Company shall declare a dividend (or any other distribution) on any class of such Equity Securities payable otherwise than in cash out of its retained earnings (other than a dividend for which approval of any stockholder of the Company is required); or

          (b) the Company shall authorize the granting to the holders of any class of such Equity Securities of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights (other than any such grant for which approval of any stockholder of the Company is required); or

          (c) of any reclassification of any class of such Equity Securities (other than a subdivision or combination of its outstanding Equity Securities, or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholder of the Company is required), or of the sale of all or substantially all of the assets of the Company; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed with the Trustee, and shall cause to be mailed to all Holders at their addresses as they shall appear in the Register, at least 15 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the Holders of such Equity Securities of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, or (ii) the date on which such reclassification, consolidation, merger, share exchange, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of such Equity Securities of record shall be entitled to exchange such Equity Securities for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, dissolution, liquidation or winding up. If at any time the Trustee shall not be the conversion or exchange agent, a copy of such notice shall also forthwith be filed by the Company with the Trustee.

          Section 14.6 Reservation of Equity Securities. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Equity Securities, for the purpose of effecting the conversion or exchange of Securities, the full number of Equity Securities of the Company then issuable upon the conversion or exchange of all Outstanding Securities of any series that has conversion or exchange rights.

          Section 14.7 Payment of Certain Taxes Upon Conversion or Exchange.
The Company will pay any and all taxes that may be payable in respect of the issue or delivery of its Equity Securities on conversion or exchange of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of its Equity Securities in a name other than that of the Holder of the Security or Securities to be converted or exchanged, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

          Section 14.8 Duties of Trustee Regarding Conversion or Exchange. Neither the Trustee nor any conversion or exchange agent shall at any time be under any duty or responsibility to any Holder of Securities of any series that is convertible or exchangeable into Equity Securities of the Company to determine whether any facts exist which may require any adjustment of the conversion or exchange price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, whether herein or in any supplemental indenture, any resolutions of the Board of Directors or written instrument executed by one or more officers of the Company provided to be employed in making the same. Neither the Trustee nor any conversion or exchange agent shall be accountable with respect to the validity or value (or the kind or amount) of any Equity Securities of the Company, or of any securities or property, which may at any time be issued or delivered upon the conversion or exchange of any Securities and neither the Trustee nor any conversion or exchange agent makes any representation with respect thereto. Subject to the provisions of Section 6.1, neither the Trustee nor any conversion or exchange agent shall be responsible for any failure of the Company to issue, transfer or deliver any of its Equity Securities or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion or exchange or to comply with any of the covenants of the Company contained in this Article 14 or in the applicable supplemental indenture, resolutions of the Board of Directors or written instrument executed by one or more duly authorized officers of the Company.

          Section 14.9 Repayment of Certain Funds Upon Conversion or Exchange. Any funds which at any time have been deposited by the Company or on its behalf with the Trustee or any Paying Agent for the purpose of paying the principal of, and premium, if any, and interest, if any, on any of the Securities (including funds deposited for any sinking fund referred to in Article 12 hereof) and which shall not be required for such purposes because of the conversion or exchange of such Securities as provided in this
Article 14 shall after such conversion or exchange be repaid to the Company by the Trustee upon the Company's written request by Company Request.

                                  ARTICLE 15

                          SUBORDINATION OF SECURITIES

          Section 15.1 Securities Subordinate to Senior Debt. The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to the provisions of Article 4), the payment of the principal of (and premium, if any) and interest on the Securities and any other obligations in respect of the Securities (including any obligation to repurchase Securities) are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Debt of the Company.

          Section 15.2 Payment Over of Proceeds Upon Dissolution, Etc. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company, then and in any such event specified in (a), (b) or (c) above (each such event, if any, herein sometimes referred to as a "Company Proceeding") the holders of all Senior Debt of the Company shall first be entitled to receive payment in full of all amounts due or to become due on or in respect of all such Senior Debt, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of such Senior Debt, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character from the Company, whether in cash, property or securities (including any payment or distribution which may be payable or deliverable by reason of the payment of any other Debt of the Company subordinated to the payment of the Securities on account of principal of (or premium, if any) or interest on or other obligations in respect of the Securities or on account of any purchase or other acquisition of Securities by the Company or any Subsidiary of the Company (all such payments, distributions, purchases and acquisitions herein referred to, individually and collectively, as a "Company Securities Payment"), and to that end the holders of Senior Debt of the Company shall be entitled to receive, for application to the payment thereof, any Company Securities Payment which may be payable or deliverable in respect of the Securities in any such Company Proceeding.

          In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any Securities Payment before all

Senior Debt the Company is paid in full or payment thereof provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of such Senior Debt, then and in such event such Securities Payment shall be paid over or delivered forthwith to the holders of Senior Debt for application to the payment of such Senior Debt remaining unpaid, to the extent necessary to pay such Senior Debt in full, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Debt.

          The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article 7 shall not be deemed a Proceeding for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article 7.

          Section 15.3 No Payment When Senior Debt in Default. In the event that any Senior Payment Default (as defined below) shall have occurred and be continuing, then no Company Securities Payment shall be made unless and until such Senior Payment Default shall have been cured or waived or shall have ceased to exist or all amounts then due and payable in respect of Senior Debt of the Company shall have been paid in full, or provision shall have been made for such payment in cash or otherwise in a manner satisfactory to the holders of such Senior Debt. "Senior Payment Default" means (i) any default in the payment of principal of (or premium, if any) or interest on any Senior Debt of the Company and (ii) any event of default with respect to Senior Debt of the Company which has resulted in such Senior Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable.

          In the event that any Senior Nonmonetary Default (as defined below) shall have occurred and be continuing, then, upon the receipt by the Company and the Trustee of written notice of such Senior Nonmonetary Default from any holder of Senior Debt of the Company with a principal amount in excess of $50,000,000, no Company Securities Payment shall be made during the period (the "Payment Blockage Period") commencing on the date of such receipt of such written notice and ending on the earlier of (i) the date on which such Senior Nonmonetary Default shall have been cured or waived or shall have ceased to exist and any acceleration of Senior Debt of the Company shall have been rescinded or annulled or the Senior Debt of the Company to which such Senior Nonmonetary Default relates shall have been discharged or (ii) the 179th day after the date of such receipt of such written notice. No more than one Payment Blockage Period may be commenced with respect to the Securities during any consecutive 360-day period. For all purposes of this paragraph, no Senior Nonmonetary Default that existed or was continuing on the date of commencement of any Payment Blockage Period shall be, or be made, the basis for the commencement of a subsequent Payment Blockage Period whether or not within a period of 360 consecutive days by holders of Senior Debt of the

Company or their representatives unless such Senior Non-Monetary Default shall have been cured for a period of not less than 90 consecutive days. "Senior Nonmonetary Default" means the occurrence or existence and continuance of any event of default, or of any event which, after notice or lapse of time (or both), would become an event of default, under the terms of any instrument pursuant to which any Senior Debt of the Company is outstanding, permitting (after notice or lapse of time or both) one or more holders of such Senior Debt (or a trustee or agent on behalf of the holders thereof) to declare such Senior Debt due and payable prior to the date on which it would otherwise become due and payable, other than a Senior Payment Default.

          In the event that, notwithstanding the foregoing, the Company shall make any Company Securities Payment to the Trustee or any Holder prohibited by the foregoing provisions of this Section, then and in such event such Company Securities Payment shall be paid over and delivered forthwith to the holders of the Senior Debt of the Company.

          The provisions of this Section shall not apply to any Company Securities Payment with respect to which Section 15.2 would be applicable.

          Section 15.4 Certain Payments Permitted. Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any Proceeding referred to in Section 15.2 or under the conditions described in Section 15.3, from making Company Securities Payments.

          Section 15.5 Subrogation to Rights of Holders of Senior Debt. Subject to the payment in full in cash of all amounts due or to become due on or in respect of Senior Debt of the Company or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of such Senior Debt, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to such Senior Debt until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of the Company of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt of the Company by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt of the Company.

          Section 15.6 Provisions Solely to Define Relative Rights. The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Securities the obligation of the Company which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Debt, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Debt; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Debt to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

          Section 15.7 Trustee to Effectuate Subordination. Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

          Section 15.8 No Waiver of Subordination Provisions. No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter or increase, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding;
(ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any Person liable in any manner for the collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

          Section 15.9 Notice to Trustee. The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Debt or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section

6.1, shall be entitled in all respects to assume that no such facts exist, provided that nothing in this Section 15.9 shall impair the subordination provisions of this Article Fourteen.

          Subject to the provisions of Section 6.1, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Debt (or a trustee, representative or agent therefor) to establish that such notice has been given by a holder of Senior Debt (or a trustee, representative or agent therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          Section 15.10 Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets or securities of the Company referred to in this Article, the Trustee, subject to the provisions of Section 6.1, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

          Section 15.11 Trustee Not Fiduciary for Holders of Senior Debt. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise.

          Section 15.12 Rights of Trustee as Holder of Senior Debt; Preservation of Trustee's Rights. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

          Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7.

          Section 15.13 Article Applicable to Paying Agents. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 15.12 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

          Section 15.14 Defeasance of this Article 15. The subordination of the Securities provided by this Article 15 is expressly made subject to the provisions for defeasance or covenant defeasance in Article 4 and, anything herein to the contrary notwithstanding, upon the effectiveness of any such defeasance or covenant defeasance, the Securities then Outstanding relating thereto shall thereupon cease to be subordinated pursuant to this Article 15.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                         EASTERN ENVIRONMENTAL SERVICES, INC.


                         By:
                            ----------------------------------
                            Name:
                            Title:

 [Seal]

 Attest:


---------------------
Name:
Title:


                            ----------------------------------

                         By:
                            ----------------------------------
                            Name:
                            Title:


Seal

Attest:


--------------------------
Name:
Title:

STATE OF _______________      )
                              )  ss.:
COUNTY OF ______________      )


          On the ___ day of ____________, 199_, before me personally came _________________, to me known, who, being by me duly sworn, did depose and say that he is Title of Name of Company, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                                          ----------------------


STATE OF _______________      )
                              )  ss.:
COUNTY OF ______________      )


          On the ___ day of ____________ 199_, before me personally came __________________, to me known, who, being by me duly sworn, did depose and say that [s]he is a Title of Senior Trustee, one of the corporations described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that [s]he signed [her] [his] name thereto by like authority.


                                                               ,
                                        -----------------------
                                                                 As Trustee